PROSPECTUS

August 29, 2022

PFG American Funds® Conservative Income Strategy Fund	Class R Shares PFCOX

PFG American Funds® Growth Strategy Fund	Class R Shares PFGGX

PFG Fidelity Institutional AM® Equity Index Strategy Fund	Class R Shares PFFFX

PFG Fidelity Institutional AM® Equity Sector Strategy Fund	Class R Shares PFFSX

PFG Fidelity Institutional AM® Bond ESG Strategy Fund	Class R Shares PFFBX

PFG JP Morgan® Tactical Aggressive Strategy Fund	Class R Shares PFSEX

PFG JP Morgan® Tactical Moderate Strategy Fund	Class R Shares PFJDX

PFG BNY Mellon® Diversifier Strategy Fund	Class R Shares PFADX

PFG MFS® Aggressive Growth Strategy Fund	Class R Shares PFSMX

PFG BR Equity ESG Strategy Fund	Class R Shares PFESX

PFG Janus Henderson® Balanced Strategy Fund	Class R Shares PFJHX

PFG Invesco® Thematic ESG Strategy Fund	Class R Shares PFIOX

PFG Meeder Tactical Strategy Fund	Class R Shares PFTEX

PFG Tactical Income Strategy Fund	Class R Shares PFTSX

PFG Active Core Bond Strategy Fund	Class R Shares PFDOX

Investment Adviser

Pacific Financial Group, LLC

11811 NE 1st Street, Suite 201

Bellevue, WA  98005

www.TPFG.com	1-888-451-TPFG

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – PFG American Funds® Conservative Income Strategy	1
FUND SUMMARY – PFG American Funds® Growth Strategy	5
FUND SUMMARY – PFG Fidelity Institutional AM® Equity Index Strategy	9
FUND SUMMARY – PFG Fidelity Institutional AM® Equity Sector Strategy	13
FUND SUMMARY – PFG Fidelity Institutional AM® Bond ESG Strategy	17
FUND SUMMARY – PFG JP Morgan® Tactical Aggressive Strategy	21
FUND SUMMARY – PFG JP Morgan® Tactical Moderate Strategy	26
FUND SUMMARY – PFG BNY Mellon® Diversifier Strategy Fund	30
FUND SUMMARY – PFG MFS® Aggressive Growth Strategy	35
FUND SUMMARY – PFG BR Equity ESG Strategy	40
FUND SUMMARY – PFG Janus Henderson® Balanced Strategy	45
FUND SUMMARY – PFG Invesco® Thematic ESG Strategy Fund	49
FUND SUMMARY – PFG Meeder Tactical Strategy	53
FUND SUMMARY – PFG Tactical Income Strategy	57
FUND SUMMARY – PFG Active Core Bond Strategy	61
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	65
Investment Objective	65
Principal Investment Strategies	66
Principal Investment Risks	71
Temporary Investments	75
Cybersecurity	75
Portfolio Holdings Disclosure	75
MANAGEMENT	76
Investment Adviser	76
Portfolio Manager	76
HOW SHARES ARE PRICED	77
HOW TO PURCHASE SHARES	78
HOW TO REDEEM SHARES	80
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	82
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	83
DISTRIBUTION OF SHARES	84
Distributor	84
Distribution Fees	84
Additional Compensation to Financial Intermediaries	84
Householding	84
FINANCIAL HIGHLIGHTS	85
PRIVACY NOTICE	100

FUND SUMMARY – PFG American Funds® Conservative Income Strategy

Investment Objective:

The Fund seeks current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.26%
Total Annual Fund Operating Expenses	2.31%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$234	$721	$1,235	$2,646

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts for borrowing, in shares of mutual funds or exchange traded funds (“ETFs”) advised by Capital Research and Management Company (“Capital Research”), under normal market circumstances (“American Underlying Funds”). The balance of the Fund’s net assets will be invested in American Underlying Funds or mutual funds or ETFs managed by advisers other than Capital Research (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting American Underlying Funds or Other Underlying Funds to purchase or sell, on behalf of the Fund, the Adviser utilizes Information provided by Capital Research, including data and analysis about the American Underlying Funds and Other Underlying Funds.

The Fund seeks to provide current income, while maintaining limited price volatility. Under normal market circumstances, the Fund invests more than half of its assets in American Underlying Funds or Other Underlying Funds that invest solely in fixed income securities. The fixed income securities generally consist of investment-grade bonds or bonds of intermediate or short maturities. The Fund considers bonds to be investment-grade if they are rated Baa3 or higher by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization, at the time of investment.

The balance of Fund assets will typically be invested in American Underlying Funds or Other Underlying Funds that utilize an asset allocation approach to investing, with a focus on investing in equity securities that pay dividends and in investment grade bonds. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in American Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific American Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve-month period, to a gain or a loss of less than 15%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 15% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in American Underlying Funds, Other Underlying Funds, and the securities held by American Underlying Funds and Other Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an American Underlying Fund or Other Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by American Underlying Funds or Other Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by an American Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by an American Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. An American Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular American Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invests, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of American Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Portfolio Turnover Risk. As a Fund principally investing in American Underlying Funds and Other Underlying Funds, higher portfolio turnover within the American Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the American Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in American Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the American Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the American Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in American Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The Fund’s investments in American Underlying Funds and Other Underlying Funds may expose the Fund to risks involved in investing in small capitalization companies. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. In addition, small capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

●	Underlying Funds Risk. American Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the American Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in equity securities and bonds. Each of the American Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in American Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	4th Quarter 2021	1.77%
Worst Quarter:	3rd Quarter 2021	(0.38)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (8.49)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	3.16%	4.71%
Return after taxes on distributions(1)	2.82%	4.13%
Return after taxes on distributions and sale of Fund shares(1)	2.11%	3.46%
Morningstar Conservative Target Risk Index (Total Return)(2)	2.26%	7.49%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 20% global equity exposure and 80% global bond exposure. Investors cannot invest directly in an index.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans
(ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG American Funds® Growth Strategy

Investment Objective:

The Fund seeks capital growth.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.38%
Total Annual Fund Operating Expenses	2.43%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$246	$758	$1,296	$2,766

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts for borrowing, in shares of mutual funds or exchange traded funds (“ETFs”) that are managed by Capital Research and Management (“Capital Research”), under normal circumstances (“American Underlying Funds”). The balance of the Fund’s net assets will be invested in American Underlying Funds or mutual funds or ETFs managed by advisers other than Capital Research (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting American Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by Capital Research, including data and analysis about the American Underlying Funds and Other Underlying Funds.

The Fund pursues a strategy of long-term growth, by investing in American Underlying Funds and Other Underlying Funds that invest primarily in U.S. equity securities of any market capitalization. The Fund also invests in American Underlying Funds and Other Underlying Funds that invest in both U.S. and foreign equity securities.

Under normal market circumstances, the Fund invests approximately 50% of its assets in American Underlying Funds and Other Underlying Funds that invest solely in U.S. equity securities, with a focus on companies with sound fundamentals, indicative of long-term growth, as well as in potential turnaround situations. The balance of Fund assets will typically be invested in American Underlying Funds and Other Underlying Funds that focus on both U.S. and foreign equities which appear to be undervalued or overlooked, with the potential for long term growth, along with a portion of investments in smaller cap stocks that are expected to grow. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in American Underlying Funds Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific American Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed gain or loss of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund principally through its investments in American Underlying Funds, Other Underlying Funds, and the securities held by those funds.

●	Emerging Markets Risk. An American Underlying Fund or Other Underlying Funds may invest in emerging market countries. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an American Underlying Fund or Other Underlying Funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by American Underlying Funds or Other Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Foreign Risk. An American Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Large Capitalization Stock Risk. The Fund’s investments in the American Underlying Funds or Other Underlying Funds may expose the Fund to risks involved with investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular stocks, American Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of American Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in an American Underlying Fund’s or other underlying fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Portfolio Turnover Risk. As a Fund principally investing in American Underlying Funds and Other Underlying Funds, higher portfolio turnover within the American Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the American Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in American Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the American Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the American Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in American Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. American Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the American Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in equity securities and bonds. Each of the American Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in American Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2021	7.29%
Worst Quarter:	3rd Quarter 2021	(0.21)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (28.78)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	16.14%	30.78%
Return after taxes on distributions(1)	14.83%	29.46%
Return after taxes on distributions and sale of Fund shares(1)	10.50%	23.88%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	32.21%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Fidelity Institutional AM® Equity Index Strategy

Investment Objective:

The Fund seeks total return.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	2.08%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$211	$652	$1,119	$2,410

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies:

The Fund, under normal circumstances, will invest at least 80% of its net assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds (“Fidelity Underlying Funds”), with each Fidelity Underlying Fund investing primarily in U.S. equity securities of varying market capitalizations. The balance of the Fund’s net assets will be invested in Fidelity Underlying Funds or mutal funds or exchange traded funds (“ETFs”) managed by advisers other than Fidelity (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting Fidelity Underlying Funds and Other Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) considers data and analysis regarding a model portfolio of Fidelity Underlying Funds and, at times, Other Underlying Funds, provided by Fidelity Institutional Wealth Adviser LLC, which uses the brand name of Fidelity Institutional AM®. The Adviser is solely responsible for selecting the Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests. No Fidelity entity is an investment adviser or sub-adviser to the Fund.

To achieve the Fund’s objective, the Adviser intends to focus on Fidelity Underlying Funds and Other Underlying Funds that invest in equity indices that the Adviser believes will produce enhanced risk-adjusted returns, in light of market circumstances. The Adviser intends to invest in Fidelity Underlying Funds and Other Underlying Funds that are passively managed and that are designed to track a specific equity index. Equity indices will include those that are focused on specific market capitalizations, specific investment styles (for example, growth or value), or limits on expected volatility. There are no restrictions on the type of equity index that the Adviser may choose to invest in. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Fidelity Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Fidelity Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed a gain or loss of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The principal investment risks to the Fund will result from the investment risks of the Fidelity Underlying Funds or Other Underlying Funds. For this Fund, the principal risks include the Adviser’s judgment of the appropriate equity indices to invest in, at any particular time. In addition, as a Fund investing over 80% of net assets in underlying funds that invest primarily in equity securities, the risks of investing in equity securities, as described below, present an additional principal investment risk for this Fund. In summary, the following risks apply to the Fund through its investments in Fidelity Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Emerging Markets Risk. A Fidelity Underlying Fund or Other Underlying Funds may invest in emerging market countries. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a Fidelity Underlying Fund or Other Underlying Funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Fidelity Underlying Funds or Other Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Foreign Risk. A Fidelity Underlying Fund or other underlying fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Management Risk. The Advisers’ judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including the particular Fidelity Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results. In addition, research regarding asset allocation models comprised of Fidelity Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fidelity Underlying Fund’s or other underlying fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Passive Investment Risk. The Fidelity Underlying Funds and Other Underlying Funds are not actively managed, and the investment adviser of an Underlying Fund generally does not attempt to take defensive positions under any market conditions, including declining markets.

●	Portfolio Turnover Risk. As a Fund principally investing in Fidelity Underlying Funds and Other Underlying Funds, higher portfolio turnover within the Fidelity Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the Fidelity Underlying Funds or Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in Fidelity Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Fidelity Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Fidelity Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Fidelity Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Fidelity Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the Fidelity Underlying Funds and Other Underlying Funds is subject to the principal investment risks described in this section, as well as investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in Fidelity Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	4th Quarter 2021	6.92%
Worst Quarter:	3rd Quarter 2021	(1.45)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (20.30)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	18.55%	30.73%
Return after taxes on distributions(1)	17.00%	29.10%
Return after taxes on distributions and sale of Fund shares(1)	11.74%	23.54%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	32.21%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Fidelity Institutional AM® Equity Sector Strategy

Investment Objective:

The Fund seeks growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.43%
Total Annual Fund Operating Expenses	2.48%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$251	$773	$1,321	$2,816

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies:

The Fund, under normal circumstances, will invest at least 80% of its net assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds (“Fidelity Underlying Funds”), with each Fidelity Underlying Fund investing primarily in U.S. equity securities of varying market capitalizations. The balance of the Fund’s net assets will be invested in Fidelity Underlying Funds or mutal funds or exchange traded funds (“ETFs”) managed by advisers other than Fidelity (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting Fidelity Underlying Funds and Other Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) considers data and analysis regarding a model portfolio of Fidelity Underlying Funds and, at times, Other Underlying Funds, provided by Fidelity Institutional Wealth Adviser LLC, which uses the brand name of Fidelity Institutional AM®. The Adviser is solely responsible for selecting the Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests. No Fidelity entity is an investment adviser or sub-adviser to the Fund.

To achieve the Fund’s objective, the Adviser intends to focus on changes in the business cycle, or shifts in the economy, over an intermediate period of time. Based on the Adviser’s assessment of the different stages of a business cycle, the Fund intends to invest in Fidelity Underlying Funds or Other Underlying Funds that focus on business sectors that have historically performed well, during a specific stage of a business cycle. The Fund will invest in Fidelity Underlying Funds or Other Underlying Funds that include actively managed funds and passive funds (including index funds and exchange traded funds).

The Fund’s business cycle approach to sector investing uses various forms of analysis to determine the shifting phases of the economy. After a shift in the economy takes place, this analysis then provides a framework for allocating to sectors according to the likelihood that they will outperform or underperform, given the new economic environment.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Fidelity Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Fidelity Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed a loss or gain of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

In pursuing the Fund’s investment objective, the Adviser may engage in frequent trading of the Fund’s portfolio, resulting in a high portfolio turnover rate.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The principal investment risks to the Fund will result from the investment risks of the Fidelity Underlying Funds or Other Underlying Funds. For this Fund, the principal risks include the Adviser’s judgment of the different stages of a business cycle and the Adviser’s judgment of which business sectors are likely to perform during different stages of a business cycle. In addition, as a Fund investing over 80% of net assets in Fidelity Underlying Funds or Other Underlying Funds that invest primarily in equity securities, the risks of investing in equity securities, as described below, present an additional principal investment risk for this Fund. In summary, the following risks apply to the Fund through its investments in Fidelity Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by Fidelity Underlying Fund or Other Underlying Funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Fidelity Underlying Funds or Other Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Large Capitalization Stock Risk. The Fund’s investments in Fidelity Underlying Funds or Other Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular stocks, Fidelity Underlying Funds, Other Underlying Funds, or other securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of Fidelity Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fidelity Underlying Fund’s or other underlying fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Passive Investment Risk. For the Fidelity Underlying Funds or Other Underlying Funds that are not actively managed, the investment adviser of a passive Underlying Fund generally does not attempt to take defensive positions under any market conditions, including declining markets.

●	Portfolio Turnover Risk. As a Fund principally investing in Fidelity Underlying Funds and Other Underlying Funds, higher portfolio turnover within the Fidelity Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the Fidelity Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition. as a Fund investing in Fidelity Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Fidelity Underlying Funds or Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Fidelity Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Fidelity Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Fidelity Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the by Fidelity Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in Fidelity Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	4th Quarter 2021	12.89%
Worst Quarter:	3rd Quarter 2021	(1.64)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (16.95)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	26.33%	30.92%
Return after taxes on distributions(1)	23.39%	27.71%
Return after taxes on distributions and sale of Fund shares(1)	15.89%	22.80%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	32.21%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Fidelity Institutional AM® Bond ESG Strategy

Investment Objective:

The PFG Fidelity Institutional AM® Bond ESG Strategy Fund (the “Fund”) seeks current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial professional and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses (1)	0.19%
Total Annual Fund Operating Expenses	2.24%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$227	$700	$1,200	$2,575

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies:

The Fund, under normal circumstances, will invest at least 80% of its net assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds (“Fidelity Underlying Funds”). The balance of the Fund’s net assets will be invested in Fidelity Underlying Funds or mutal funds or exchange traded funds (“ETFs”) managed by advisers other than Fidelity (“Other Underlying Funds”), under normal market circumstances. Each Fidelity Underlying Fund and Other Underlying Fund emphasizes Environmental, Social and Governance (ESG) factors in selecting securities, and invests in fixed-income securities. Fixed income securities shall consist of U.S. dollar denominated fixed income securities issued by domestic and foreign corporations and government entities of any investment grade, including high yield bonds (also known as “junk bonds”), asset-backed, and mortgage-backed securities. The Fund operates as a fund of funds.

In selecting Fidelity Underlying Funds and Other Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) considers data and analysis regarding a model portfolio of Fidelity Underlying Funds and at times, Other Underlying Funds provided by Fidelity Institutional Wealth Adviser LLC, which uses the brand name of Fidelity Institutional AM®. The Adviser is solely responsible for selecting the Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests. No Fidelity entity is an investment adviser or sub-adviser to the Fund.

When determining whether a Fidelity Underlying Fund or Other Underlying Fund qualifies as emphasizing ESG, the Adviser applies an initial screen for mutual funds that fall under the Morningstar classification of “Sustainable Investment Overall.” Morningstar defines a strategy as a “Sustainable Investment” if it is described in its prospectus or other regulatory filings as focusing on sustainability; impact; or environmental, social, and governance factors. In addition, each of the Fidelity Underlying Funds and Other Underlying Funds emphasizing ESG utilize either an MSCI ESG index or a third-party proprietary ESG selection approach that emphasizes ESG factors, including privacy and data security, product quality and safety, overall governance, board structure and gender diversity, workplace diversity, workplace safety, carbon/GHG emissions, energy management, product lifestyle, toxic emissions, corruption and supply chain management, and human capital development, in selecting securities. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in the Fidelity Underlying Funds or Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Fidelity Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve-month period, to a gain or a loss of less than 13%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 13% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in the Fidelity Underlying Funds and Other Underlying Funds and the securities held by such Underlying Funds.

●	ESG Risk. Certain Fidelity Underlying Funds and Other Underlying Funds will follow an ESG focused investment strategy. An ESG investment strategy limits the types and number of investment opportunities available, ESG characteristics can vary among service providers, and, as a result, the strategy may underperform other strategies that do not have an ESG focus. The ESG investment strategy may result in a Fidelity Underlying Fund or Other Underlying Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a Fidelity Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by a Fidelity Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A Fidelity Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a Fidelity Underlying Fund’s or Other Underlying Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a Fidelity Underlying Fund’s or Other Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Index Risk. The Fidelity Underlying Funds and Other Underlying Funds in which the Fund invests may track an underlying index. The performance of each Fidelity Underlying Funds and Other Underlying Funds and its underlying index may vary somewhat due to factors such as fees and expenses, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the underlying index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the respective Fidelity Underlying Fund or Other Underlying Fund. Any variance in performance between the respective Fidelity Underlying Fund or Other Underlying Fund and its underlying index may have adverse effect on the performance of the Fund.

●	Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securitites in which the Fund invests, including particular stocks, Fidelity Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of Fidelity Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in a Fidelity Underlying Fund’s or Other Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Mortgage and Asset-Backed Security Risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

●	Portfolio Turnover Risk. As a Fund principally investing in Fidelity Underlying Funds and Other Underlying Funds, higher portfolio turnover within the Fidelity Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the Fidelity Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in Fidelity Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Fidelity Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Fidelity Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Fidelity Underlying Funds and Other Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Underlying Funds Risk. Fidelity Underlying Funds and Other Underlying Fund in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Fidelity Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in equity securities and bonds. Each of the Fidelity Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in Fidelity Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Manager: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans,
(ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (collectively, “Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG JP Morgan® Tactical Aggressive Strategy

Investment Objective:

The Fund seeks aggressive growth.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.35%
Total Annual Fund Operating Expense	2.40%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$243	$748	$1,280	$2,736

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds or exchange-traded funds (“ETFs”) advised by J.P. Morgan® Investment Management Inc. (“JP Morgan®”), under normal market circumstances (“JP Morgan® Underlying Funds”), with each JP Morgan® Underlying Fund investing primarily in equity securities of varying market capitalizations, in order to obtain exposure to the broad equity market. The balance of the Fund’s net assets will be invested in JP Morgan® Underlying Funds or mutual funds or ETFs managed by advisers other than JP Morgan® (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting JP Morgan® Underlying Funds or Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by JP Morgan®, including data and analysis about the JP Morgan® Underlying Funds and Other Underlying Funds.

The Fund intends to invest approximately 50-70% of the Fund’s assets in JP Morgan® Underlying Funds or Other Underlying Funds that invest primarily in U.S. equity securities of any capitalization. In addition, the Fund intends to invest approximately 30-50% of the Fund’s assets in JP Morgan® Underlying Funds or Other Underlying Funds that invest primarily in international developed and emerging markets equity securities of any capitalization. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in JP Morgan® Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific JP Morgan Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed a loss or gain of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in by JP Morgan® Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Aggressive Strategy Risk. The Fund utilizes an aggressive strategy in pursuing its investment objective. Accordingly, the Fund’s returns may be more volatile than a fund that pursues a more conservative strategy.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a JP Morgan® Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by JP Morgan® Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a JP Morgan® Underlying Fund or other underlying fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by a JP Morgan Underlying Fund or other underlying fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A JP Morgan® Underlying Fund or other underlying fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a by JP Morgan® Underlying Fund’s or other underlying fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a JP Morgan® Underlying Fund’s or other underlying fund’s share price, potentially resulting in losses for the Fund.

●	Large Capitalization Stock Risk. The Fund’s investments in JP Morgan® Underlying Funds and Other Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Funds invests, including particular JP Morgan Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of JP Morgan Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a JP Morgan Underlying Fund’s or other underlying fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Portfolio Turnover Risk. As a Fund principally investing in JP Morgan® Underlying Funds and Other Underlying Funds, higher portfolio turnover within the JP Morgan® Underlying Funds will result in higher transactional and brokerage costs for the JP Morgan® Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund Shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in JP Morgan® Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the JP Morgan® Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the by JP Morgan® Underlying Funds and Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in JP Morgan® Underlying Funds and Other Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. The JP Morgan® Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the JP Morgan® Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the JP Morgan® Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in JP Morgan® Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2020	19.98%
Worst Quarter:	1st Quarter 2020	(24.39)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (18.62)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (12/11/2017)
Return before taxes	17.81%	9.63%
Return after taxes on distributions(1)	16.47%	9.09%
Return after taxes on distributions and sale of Fund shares(1)	11.55%	7.49%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	11.56%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG JP Morgan® Tactical Moderate Strategy

Investment Objective:

The Fund’s primary objective is capital appreciation

with a secondary objective of income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.38%
Total Annual Fund Operating Expenses(2)	2.43%

(1)	Acquired Fund Fees and Expenses, which are estimated for the current fiscal year, are the indirect costs of investing in other investment companies, including exchange-traded funds.

(2)	The Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$246	$758	$1,296	$2,766

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds or exchange-traded funds (“ETFs) advised by J.P. Morgan® Investment Management Inc. (“JP Morgan®”), under normal market circumstances (“JP Morgan® Underlying Funds”). The balance of the Fund’s net assets will be invested in “JP Morgan® Underlying Funds or mutal funds or ETFs managed by advisers other than JP Morgan® (“Other Underlying Funds”), under normal market circumstances.. Each JP Morgan® Underlying Fund and Other Underlying Fund invests primarily in equity and/or fixed-income securities, to obtain exposure to the broad equity and fixed income markets. The Fund operates as a fund of funds.

In selecting JP Morgan® Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by JP Morgan®, including data and analysis about the JP Morgan® Underlying Funds and Other Underlying Funds.

The Adviser intends to invest between 40% and 80% of the Fund’s assets in JP Morgan® Underlying Funds and Other Undrlying Funds that invest primarily in either domestic equity securities of any capitalization or international and emerging market equity securities of any capitalization. The Adviser intends to invest the balance of the Fund’s assets in JP Morgan® Underlying Funds and Other Underlying Funds that invest primarily in fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds) or in cash. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in JP Morgan® Underlying Funds or Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific JP Morgan Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to maintain the Fund’s maximum range of total returns, over a twelve-month period, as estimated by RiskPro, to a gain or loss within a range of 20% to 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be less than 20%, or greater than 30%, from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in JP Morgan® Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a JP Morgan® Underlying Fund or Other Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by JP Morgan® Underlying Funds or Other Underlyng Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a JP Morgan® Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund or a JP Morgan® Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A JP Morgan® Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the JP Morgan® Underlying Fund’s or Other Underlying Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a JP Morgan® Underlying Fund’s or Other Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular JP Morgan® Underlying Funds, Other Underlying Funds, or other securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of JP Morgan® Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a JP Morgan Underlying Fund’s or other underlying fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Portfolio Turnover Risk. As a Fund principally investing in JP Morgan® Underlying Funds and Other Underlying Funds, higher portfolio turnover within the JP Morgan® Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the JP Morgan® Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition. as a Fund investing in JP Morgan® Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the JP Morgan® Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the JP Morgan® Underlying Funds or Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund may focus its investments in securities of a particular sector through its investment in JP Morgan® Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

●	Underlying Funds Risk. The JP Morgan® Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the JP Morgan® Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the JP Morgan® Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in JP Morgan® Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2020	13.12%
Worst Quarter:	1st Quarter 2020	(17.08)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (15.82)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (3/15/2018)
Return before taxes	11.10%	6.46%
Return after taxes on distributions(1)	9.39%	5.97%
Return after taxes on distributions and sale of Fund shares(1)	7.59%	4.99%
Morningstar Moderately Aggressive Target Risk Index (Total Return)(2)	14.04%	10.55%
Morningstar Moderate Target Risk Index (Total Return)(3)	10.19%	9.26%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Moderately Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

(3)	The Morningstar Moderate Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 60% global equity exposure and 40% global bond exposure. Investors cannot invest directly in an index.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG BNY Mellon® Diversifier Strategy Fund

Investment Objective:

The Fund’s primary objective is income

with a secondary objective of capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.74%
Total Annual Fund Operating Expenses(2)	2.79%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

(2)	The Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$282	$865	$1,474	$3,119

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the it’s assets, plus any amounts for borrowing, in shares of mutual funds or exchange-traded funds(“ETFs”) managed by The BNY Mellon Investor Solutions, LLC (“BNY Mellon”), under normal market circumstances (“BNY Mellon Underlying Funds”). The balance of the Fund’s net assets will be invested in BNY Mellon Underlying Funds or mutual funds or ETFs managed by advisers other than BNY Mellon (“Other Underlying Funds”), under normal market circumstances. Each BNY Mellon Underlying Fund and Other Underlying Fund invests primarily in equity securities of varying market capitalization regardless of country exposure and/or fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds). The Fund operates as a fund of funds.

In addition to equity and fixed income securities, Pacific Financial Group, LLC (the “Adviser”) may also invest in BNY Mellon Underlying Funds and Other Underlying Funds that invest in cash equivalents. The percentage of the Fund’s net assets allocated to equities, fixed-income securities, and cash equivalents will vary.

In selecting BNY Mellon Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, the Adviser utilizes information provided by BNY Mellon, including data and analysis about the BNY Mellon Underlying Funds and Other Underlying Funds. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in BNY Mellon Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific BNY Mellon Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve month period, to a gain or a loss of less than 15%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 15% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in BNY Mellon Underlying Funds, Other Underlying Funds and the securities held by BNY Mellon Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a BNY Mellon Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by BNY Mellon Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a BNY Mellon Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund or a BNY Mellon Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A BNY Mellon Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the BNY Mellon Underlying Fund’s or Other Underlying Fund’s ability to sell their bonds. The lack of a liquid market for these bonds could decrease a BNY Mellon Underlying Fund’s or Other Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Large Capitalization Stock Risk. The Fund’s investments in BNY Mellon Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular stocks, BNY Mellon Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of BNY Mellon Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a BNY Mellon Underlying Fund’s or Other Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Portfolio Turnover Risk. As a Fund principally investing in BNY Mellon Underlying Funds and Other Underlying Funds, higher portfolio turnover within the BNY Mellon Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the BNY Mellon Underlying Funds and Other Underlying Funds. Simarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in BNY Mellon Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the BNY Mellon Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the BNY Mellon Underlying Funds and Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund may be focused in securities of a particular sector through its investment in BNY Mellon Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. BNY Mellon Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the BNY Mellon Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the BNY Mellon Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in BNY Mellon Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2020	7.11%
Worst Quarter:	1st Quarter 2020	(6.36)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (8.82)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (12/11/2017)
Return before taxes	3.85%	3.20%
Return after taxes on distributions(1)	3.02%	2.71%
Return after taxes on distributions and sale of Fund shares(1)	2.87%	2.35%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	(1.54)%	3.58%
Bloomberg Barclays Capital 1-3 Month US Treasury-Bill(3)	0.04%	1.15%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). Investors cannot invest directly in an index.

(3)	The Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG MFS® Aggressive Growth Strategy

Investment Objective:

The Fund seeks aggressive growth.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.58%
Total Annual Fund Operating Expenses	2.63%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$266	$817	$1,395	$2,964

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds managed by Massachusetts Financial Services Company (d/b/a/ MFS Investment Management) (“MFS”), under normal market circumstances (“MFS Underlying Funds”). The balance of the Fund’s net assets will be invested in MFS Underlying Funds or mutual funds or ETFs managed by advisers other than MFS (“Other Underlying Funds”), under normal market circumstances. In selecting MFS Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by MFS, including data and analysis about the MFS Underlying Funds and Other Underlying Funds. The Fund operates as a fund of funds.

The Adviser expects that at least 80% of the Fund’s assets will be allocated to MFS Underlying Funds that invest primarily in either equity securities without regard to market capitalization or country exposure; fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds); or commodity and real estate-related securities that provide diversification benefits when added to a portfolio of more traditional equity and fixed income securities (“Specialty Securities”); with the balance of the Fund’s assets being invested in Other Underlying Funds that invest primarily in either equity securities without regard to market capitalization or country exposure; fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds); or Specialty Securities. The percentage of the Fund’s net assets allocated to equities, fixed-income securities, Specialty Securities and cash equivalents varies. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in MFS Underlying Funds and Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific MFS Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro to exceed a loss or gain of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in MFS Underlying Funds, Other Underlying Funds and the securities held by the MFS Underlying Funds and Other Underlying Funds.

●	Aggressive Strategy Risk. The Fund utilizes an aggressive strategy in pursuing its investment objective. Accordingly, the Fund’s returns may be more volatile than a fund which pursues a more conservative strategy.

●	Commodity Risk. The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquidity than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a MFS Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by MFS Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a MFS Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by a MFS Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A MFS Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the MFS Underlying Fund’s or Other Underlying Fund’s ability to sell their bonds. The lack of a liquid market for these bonds could decrease the MFS Underlying Fund’s or Other Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Large Capitalization Stock Risk. The Fund’s investments in the MFS Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular MFS Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of MFS Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Real Estate Securities Risk. The value of real estate-related securities may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through MFS Underlying Funds and Other Underlying Funds, the Fund, and consequently its shareholders, will bear expenses of the REITs.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in MFS Underlying Funds and other underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the MFS Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the MFS Underlying Funds or Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in MFS Underlying Funds and Other Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. MFS Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the MFS Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the MFS Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in MFS Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2020	17.61%
Worst Quarter:	1st Quarter 2020	(21.64)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (19.10)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (12/11/2017)
Return before taxes	17.57%	11.06%
Return after taxes on distributions(1)	12.76%	9.44%
Return after taxes on distributions and sale of Fund shares(1)	13.84%	8.59%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	11.56%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG BR Equity ESG Strategy

Investment Objective:

The Fund seeks growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.17%
Total Annual Fund Operating Expenses	2.22%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$225	$694	$1,190	$2,554

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in the shares of exchange traded funds (“ETFs”) that are part of the iShares® complex of ETFs and other ETFs managed by BlackRock Fund Advisors, LLC (“BlackRock”), under normal circumstances (“BlackRock Underlying Funds”). The balance of the Fund’s net assets will be invested in Blackrock Underlying Funds or mutual funds or ETFs managed by advisers other than Blackrock (“Other Underlying Funds”), under normal market circumstances. The Blackrock Underlying Funds and Other Underlying Funds emphasize Environmental, Social and Governance (ESG) considerations in selecting securities and invest primarily in equity securities. Equity investments will include U.S. equity securities, foreign equity securities and emerging market equity securities. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund operates as a fund of funds.

In selecting BlackRock Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by BlackRock, including data and analysis about BlackRock Underlying Funds and Other Underlying Funds.

Further, the Fund intends to focus its investments in equity ETFs on the sustainable ETF platform at BlackRock. BlackRock defines sustainable investment strategies as those that combine traditional investment approaches with environmental, social, and governance insights. The Fund may include indexed or actively managed ETFs. Sustainable indexed ETFs seek to track indexes that may incorporate business involvement screens and ESG metrics in their construction. Sustainable active ETFs seek both sustainability and financial performance objectives and are managed using proprietary research conducted by BlackRock portfolio management teams. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

In addition, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in BlackRock Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific BlackRock Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed a loss or gain of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in BlackRock Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Emerging Markets Risk. A BlackRock Underlying Fund may invest in emerging market countries. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a BlackRock Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by BlackRock Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Structure Risk. The Fund invests 80% of its assets into the Underlying ETFs and as a result is subject to special risks, including:

○	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the BlackRock Underlying Funds’ shares may not be developed or maintained. If the BlackRock Underlying Funds’ shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the BlackRock Underlying Funds’ shares. To the extent that those authorized participants exit the business or are unable to process creation or redemption orders and no other authorized participants are able to step forward to do so, there may be a significantly diminished trading market for the BlackRock Underlying Funds’ shares. This could lead to differences between market price and underlying value of shares.

○	Liquidity Risk. In stressed market conditions, the market for the BlackRock Underlying Funds’ shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings. This adverse effect on the liquidity of the BlackRock Underlying Funds’ shares may, in turn, lead to differences between the market value of the BlackRock Underlying Funds’ shares and the BlackRock Underlying Funds’ net asset value.

○	Cash Transaction Risk. Purchases and redemptions of creation units that are made primarily with cash, rather than through in-kind delivery of portfolio securities may cause the BlackRock Underlying Funds to incur additional costs including brokerage costs and taxable capital gains or losses that the BlackRock Underlying Funds may not have incurred if the Underlying ETF had made redemptions in-kind.

○	Market Price Variance Risk. When all or a portion of an BlackRock Underlying Funds’ underlying securities trade in a market that is closed when the market for the BlackRock Underlying Funds’ shares is open, there may be changes from the last quote of the closed market and the quote from the BlackRock Underlying Funds’ domestic trading day, which could lead to differences between the market value of the BlackRock Underlying Funds’ shares and the BlackRock Underlying Funds’ net asset value.

●	ESG Risk. Certain BlackRock Underlying Funds and Other Underlying Funds will follow an ESG focused investment strategy. An ESG investment strategy limits the types and number of investment opportunities available, ESG characteristics can vary among service providers, and, as a result, the strategy may underperform other strategies that do not have an ESG focus. The ESG investment strategy may result in a BlackRock Underlying Fund or Other Underlying Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Foreign Risk. A BlackRock Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Large Capitalization Stock Risk. The Fund’s investments in the BlackRock Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular BlackRock Underlying Funds, Other Underlying Funds, or other securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of BlackRock Underlying Funds and Other Underlying Funds may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a BlackRock Underlying Fund’s or Other Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Passive Investment Risk. The BlackRock Underlying Funds are not actively managed, and BlackRock generally does not attempt to take defensive positions under any market conditions, including declining markets.

●	Portfolio Turnover Risk. As a Fund principally investing in BlackRock Underlying Funds and Other Underlying Funds, higher portfolio turnover within the by BlackRock Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the by BlackRock Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s maximum volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in BlackRock Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the BlackRock Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the BlackRock Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in BlackRock Underlying Funds and Other Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. BlackRock Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the BlackRock Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the BlackRock Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in BlackRock Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2021	6.90%
Worst Quarter:	3rd Quarter 2021	(1.47)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (22.48)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	17.73%	28.89%
Return after taxes on distributions(1)	14.41%	26.04%
Return after taxes on distributions and sale of Fund shares(1)	11.74%	21.72%
Morningstar Aggressive Target Risk Index (Total Return)(2)	17.30%	32.21%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index. The index’s components reflect the returns of a broad universe of equity, fixed income, REIT and commodity holdings.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG JANUS HENDERSON® BALANCED STRATEGY

Investment Objective:

The PFG Janus Henderson Balanced Strategy Fund’s (the “Fund”) primary objective is capital appreciation with a secondary objective of income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial professional and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses (1)	0.55%
Total Annual Fund Operating Expenses	2.60%

(1)	Estimated for the current fiscal period. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$263	$808	$1,380	$2,934

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in shares of mutual funds and exchange-traded funds (“ETFs”) advised by Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”), under normal market circumstances (“Janus Henderson Underlying Funds”). The balance of the Fund’s net assets will be invested in Janus Henderson Underlying Funds or mutual funds or ETFs managed by advisers other than Janus Henderson (“Other Underlying Funds”), under normal market circumstances., Each Janus Henderson Underlying Fund and Other Underlying Fund invests in equity and/or fixed-income securities, to obtain exposure to the broad equity and fixed income markets. The Fund operates as a fund of funds.

In selecting Janus Henderson Underlying Funds and Other Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by Janus Henderson, including data and analysis about the Janus Henderson Underlying Funds and Other Underlying Funds. The Adviser intends to have investment exposure that ranges from 30% to 70% of the Fund’s assets to either domestic equity securities of any capitalization or international and emerging market equity securities of any capitalization, or a combination of such equity securities. Equity securities shall consist of common stock of domestic, foreign, and emerging market issuers of any market capitalization. The Adviser intends to have the balance of the Fund’s investment exposure in fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds) or in cash. Fixed income securities shall consist of government and corporate bonds, asset and mortgage-backed securities, commercial loans and floating rate loans of any maturity or investment grade. The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). A Janus Henderson Underlying Fund and Other Underlying Fund may invest in securities in emerging market countries. The Fund considers emerging market issuers to be those countries represented in the MSCI EAFE Emerging Markets Index. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Janus Underlying Funds and Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Janus Underlying Funds and Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to maintain the Fund’s maximum range of total returns, as estimated by RiskPro® over a twelve-month period, within a range of 20% to 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be less than 20% or greater than 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in Janus Henderson Underlying Funds, Other Underlying Funds and the securities held such Underlying Funds.

●	Emerging Markets. A Janus Henderson Underlying Fund may invest in emerging market countries. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a Janus Henderson Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Janus Henderson Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a Janus Henderson Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by a Janus Henderson Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A Janus Henderson Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a Janus Henderson Underlying Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a Janus Henderson Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Large Capitalization Stock Risk. The Fund’s investments in Janus Henderson Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Loan Risk. Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular stocks, Janus Henderson Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research utilized by the Adviser from the research provider regarding the Janus Henderson Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in a Janus Henderson Underlying Fund’s or Other Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Mortgage and Asset-Backed Security Risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

●	Portfolio Turnover Risk. As a Fund principally investing in Janus Henderson Underlying Funds and Other Underlying Funds, higher portfolio turnover within the Janus Henderson Underlying Funds and Other Underlying Funds will result in higher transactional and brokerage costs for the Janus Henderson Underlying Funds and Other Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in Janus Henderson Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Janus Henderson Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Janus Henderson Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Janus Henderson Underlying Funds and Other Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. Janus Henderson Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Janus Henderson Underlying Funds and Other Underlying Funds and may be higher than other mutual funds that invest directly in equity securities and bonds. Each of the Janus Henderson Underlying Funds and Other Underlying Funds is subject to its own investment strategy-specific risks.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Manager: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (collectively, “Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG INVESCO® THEMATIC ESG STRATEGY FUND

Investment Objective:

The PFG Invesco® Thematic ESG Strategy Fund (the “Fund”) seeks aggressive growth.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial professional and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses (1)	0.64%
Total Annual Fund Operating Expenses	2.69%

(1)	Estimated for the current fiscal period. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$272	$835	$1,425	$3,022

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in mutual funds and exchange traded funds (“ETFs”) managed by Invesco Advisers, Inc. (“Invesco”), an indirect wholly-owned subsidiary of Invesco Ltd., (“Invesco Underlying Funds”). The balance of the Fund’s net assets will be invested in Invesco Underlying Funds or mutual funds or ETFs managed by advisers other than Invesco (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

Invesco Underlying Funds and Other Underlying Funds emphasize Environmental, Social and Governance (ESG) factors in selecting securities, with each Invesco Underlying Fund and Other Underlying Fund investing in both U.S. and foreign equity securities of any capitalization. Equity securities shall consist of common stock of domestic, foreign and emerging market issuers of any market capitalization.

In selecting Invesco Underlying Funds and Other Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by Invesco, including data and analysis about the Invesco Underlying Funds and Other Underlying Funds.

The Fund intends to invest in Invesco Underlying Funds and Other Underlying Funds that emphasize ESG factors in selecting equity securities. Each Invesco Underlying Fund and Other Underlying Fund follows a specific index methodology provided by MAC, MSCI, NASDAQ, Standard & Poor’s, or WilderHill that emphasizes a specific environmental theme including renewable energy, energy conservation, clean water, water conservation, sustainable infrastructure, carbon and greenhouse gas reduction. By emphasizing ESG factors, the Invesco Underlying Funds and Other Underlying Funds invest in companies that are driving change through new technologies and services that address global issues focusing on growth and transformational change. Further, investments will be allocated across environmental themes aimed at addressing a more sustainable future, including clean technology, clean energy, and water. ESG factors considered by the Invesco Underlying Funds and Other Underlying Funds include companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources; and companies that seek to solve sustainability-related challenges such as renewable energy and clean water. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Invesco Underlying Funds and Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Invesco Underlying Funds and Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, there is no limit on the Fund’s maximum annual volatility. Consequently, in managing the Fund, the Adviser will permit the Fund’s potential total return, over a twelve-month period, as estimated by RiskPro®, to exceed a loss or gain of more than 30%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may be below 30% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in Invesco Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an Invesco Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Invesco Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ESG Risk. Certain Invesco Underlying Funds and Other Underlying Funds will follow an ESG focused investment strategy. An ESG investment strategy limits the types and number of investment opportunities available, ESG characteristics can vary among service providers, and, as a result, the strategy may underperform other strategies that do not have an ESG focus. The ESG investment strategy may result in an Invesco Underlying Fund or Other Underlying Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Foreign Risk. An Invesco Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Index Risk. The Invesco Underlying Funds and Other Underlying Funds in which the Fund invests may track an underlying index. The performance of each Invesco Underlying Funds and its underlying index may vary somewhat due to factors such as fees and expenses, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the underlying index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the respective Invesco Underlying Fund or Other Underlying Fund. Any variance in performance between the respective Invesco Underlying Funds and its underlying index may have adverse effect on the performance of the Fund.

●	Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Large Capitalization Stock Risk. The Fund’s investments in Invesco Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation securities in which the Fund invests, including of particular Invesco Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research utilized by the Adviser from the research provider regarding the Invesco Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in an Invesco Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Portfolio Turnover Risk. As a Fund principally investing in Invesco Underlying Funds, higher portfolio turnover within the Invesco Underlying Funds will result in higher transactional and brokerage costs for the Invesco Underlying Funds. A higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in Invesco Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Invesco Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Invesco Underlying Funds or Other Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Invesco Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. Invesco Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Invesco Underlying Funds and may be higher than other mutual funds that invest directly in equity securities and bonds. Each of the Invesco Underlying Funds is subject to its own investment strategy-specific risks. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in Invesco Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Manager: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers, including in some instances financial advisers affiliated with the Adviser (collectively, “Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Meeder Tactical Strategy

Investment Objective:

The Fund seeks capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.98%
Total Annual Fund Operating Expenses(2)	3.03%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

(2)	The Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$306	$936	$1,591	$3,346

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds (“ETFs”) managed by Meeder Investment Management Company (“Meeder”), under normal circumstances (“Meeder Underlying Funds”). The balance of the Fund’s net assets will be invested in Meeder Underlying Funds or mutual funds or ETFs managed by advisers other than Meeder (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting Meeder Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes research services provided by Meeder, including data and analysis about the Meeder Underlying Funds and Other Underlying Funds.

The Adviser invests in Meeder Underlying Funds and Other Underlying Funds that have a maximum exposure of 90% in domestic and foreign securities of any market capitalization and a minimum exposure of 10% to fixed income securities of domestic and foreign fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds). During certain negative market periods, the Meeder Underlying Funds and Underlying Funds may take a defensive tactical position and invest up to 100% of their assets in fixed income securities, money market funds and cash other cash equivalents. During such periods, the Meeder Underlying Funds, Other Underlying Funds and, consequently the Fund, will not have any equity securities exposure. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Meeder Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Meeder Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve month period, to a gain or a loss of less than 35%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 35% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in Meeder Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an Invesco Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Meeder Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a Meeder Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by a Meeder Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. A Meeder Underlying Fund or Other Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Meeder Underlying Fund’s or Other Underlying Fund’s ability to sell their bonds. The lack of a liquid market for these bonds could decrease a Meeder Underlying Fund’s or Other Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Large Capitalization Stock Risk. The Fund’s investments in the Meeder Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular Meeder Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of Meeder Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. There is no certainty that RiskPro’s® estimate of the Fund’s maximum annual range of total returns will be accurate. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition. as a Fund investing in Meeder Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Meeder Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Meeder Underlying Funds or Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Meeder Underlying Funds and Other Underlying Funds. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. The Meeder Underlying Funds and Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Meeder Underlying Funds and Other Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the Meeder Underlying Funds and Other Underlying Funds is subject to the principal investment risks described in this section, as well as investment strategy-specific risks of each Meeder Underlying Fund and Other Underlying Funds. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in Meeder Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	4th Quarter 2020	8.11%
Worst Quarter:	1st Quarter 2020	(14.09)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (14.42)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (12/11/2017)
Return before taxes	11.68%	4.72%
Return after taxes on distributions(1)	11.16%	4.50%
Return after taxes on distributions and sale of Fund shares(1)	7.29%	3.63%
Morningstar Moderate Target Risk TR Index(2)	10.19%	9.09%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Moderate Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 60% global equity exposure and 40% global bond exposure. Investors cannot invest directly in an index.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Tactical Income Strategy

Investment Objective:

The Fund seeks current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.81%
Total Annual Fund Operating Expenses	2.86%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$289	$886	$1,508	$3,185

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in the shares of exchange traded funds (“ETFs”) and open-end investment companies (“Underlying Funds”) with each Underlying Fund investing primarily in, or are otherwise exposed to, domestic and foreign fixed income securities or equity securities that pay dividends. Fixed income securities may be of any maturity or credit rating, including high-yield bonds (also known as “junk bonds”). Equity securities may be issued by domestic or foreign issuers and may be of any market capitalization. The Fund operates as a fund of funds.

The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

Pacific Financial Group, LLC ( the “Adviser”) intends to take a tactical approach to managing the Fund. If the Adviser believes that the market conditions are unfavorable for having investment exposure to fixed income securities or dividend-paying equity securities, the Adviser may allocate the Fund’s assets into money market funds or other cash equivalents. During such unfavorable market conditions, the Fund may invest up to 100% of its net assets in money market funds or other cash equivalents. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

In selecting Underlying Funds to purchase or sell on behalf of the Fund, the Adviser utilizes research services provided by Counterpoint Mutual Funds, LLC (“Counterpoint”) and by Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus”), including data and analysis about mutual funds and exchange-traded funds managed by (i) Counterpoint (“Counterpoint Underlying Funds”), (ii) Janus (“Janus Underlying Funds”); and (iii) Other Underlying Funds.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve month period, to a gain or a loss of less than 20%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 20% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in Counterpoint Underlying Funds, Janus Underlying Funds, Other Underlying Funds, and the securities held such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Over the past few years interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. An Underlying Fund may invest in foreign securities. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce an Underlying Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease an Underlying Fund’s share price, potentially resulting in losses for the Fund.

●	Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular Underlying Funds, Other Underlying Funds, or other securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results. In addition, research regarding model portfolios comprised of Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Portfolio Turnover Risk. As a Fund principally investing in Underlying Funds, higher portfolio turnover within the Underlying Funds will result in higher transactional and brokerage costs for the Underlying Funds. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are heldin a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the Underlying Funds. Because the Adviser will not know the current portfolio holdings of the Underlying Funds, it is possible that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund’s investments may be focused in securities of a particular sector through its investment in Underlying Funds. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Underlying Funds Risk. Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may also be higher than other mutual funds that invest directly in equity securities and bonds. Each of the Underlying Funds is subject to its own investment strategy-specific risks. Because the Fund may have substantial investment exposure to Underlying Funds which primarily invest in high yield bonds, the Fund may experience more volatility than other funds with less such exposure. Further, the Fund’s concentration in investing a substantial portion of the Fund’s assets in Counterpoint Underlying Funds and Janus Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2021	3.08%
Worst Quarter:	3rd Quarter 2021	(0.53)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (12.55)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (5/1/2020)
Return before taxes	6.28%	10.57%
Return after taxes on distributions(1)	2.11%	7.26%
Return after taxes on distributions and sale of Fund shares(1)	4.71%	7.12%
Morningstar Moderately Conservative Target Risk Index (Total Return)(2)	6.36%	13.84%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Morningstar Moderately Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 40% global equity exposure and 60% global bond exposure. Investors cannot invest directly in an index.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

FUND SUMMARY – PFG Active Core Bond Strategy

Investment Objective:

The Fund seeks income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and in How to Purchase Shares on page 78 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Services (12b-1) Fees	0.10%
Other Expenses (Administrative Services Fee)	0.70%
Acquired Fund Fees and Expenses(1)	0.56%
Total Annual Fund Operating Expenses	2.61%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
R	$264	$811	$1,385	$2,944

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in bond instruments and shares of mutual funds or exchange-traded funds (“ETFs”) managed by Pacific Investment Management Company LLC (“PIMCO”), that primarily invest in bond instruments, under normal circumstances (“PIMCO Underlying Funds”). The balance of the Fund’s net assets will be invested in PIMCO Underlying Funds or mutual funds or ETFs managed by advisers other than PIMCO (“Other Underlying Funds”), under normal market circumstances. The Fund operates as a fund of funds.

In selecting PIMCO Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by PIMCO, including data and analysis about the PIMCO Underlying Funds and Other Underlying Funds.

The Adviser invests in PIMCO Underlying Funds and Other Undelying Funds that invest primarily in fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds). The percentage of the Fund’s assets allocated to fixed-income securities, and cash equivalents will vary dependent on market conditions. In selecting PIMCO Underlying Funds and Other Underlying Funds, the Adviser may also utilize information regarding a model portfolio of PIMCO Funds provided at no charge by PIMCO, although the Adviser is solely responsible for selecting the PIMCO Funds and other securities in which the Fund invests. PIMCO is not the adviser or sub-adviser to the Fund. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in PIMCO Underlying Funds and Other Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific PIMCO Underlying Funds or Other Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve month period, to a gain or a loss of less than 13%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 13% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its investments in PIMCO Underlying Funds, Other Underlying Funds and the securities held by such Underlying Funds.

●	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a PIMCO Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by PIMCO Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

●	ETF Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

●	Fixed Income Securities Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund or by a PIMCO Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund or a PIMCO Underlying Fund. As a result, for the present, interest rate risk may be heightened.

●	Foreign Risk. Investing in foreign securities involves risks of adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the PIMCO Underlying Funds’ ability to sell their bonds. The lack of a liquid market for these bonds could decrease a PIMCO Underlying Fund’s share price.

●	Large Capitalization Stock Risk. The Fund’s investments in the Underlying Funds may expose the Fund to risks involved in investing in large capitalization companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of securities in which the Fund invests, including particular PIMCO Underlying Funds, Other Underlying Funds, or securities in which such underlying funds invest, may prove to be incorrect and there is no guarantee that the Adviser’s judgments will produce the desired results. In addition, research regarding model portfolios comprised of PIMCO Underlying Funds and Other Underlying Funds, including research regarding asset allocation, may not prove accurate with respect to economic and market forecasts.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Medium Capitalization Stock Risk. The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Portfolio Turnover Risk. As a Fund principally investing in PIMCO Underlying Funds, higher portfolio turnover within the PIMCO Underlying Funds and Other Underlining Funds will result in higher transactional and brokerage costs for the PIMCO Underlying Funds and Other Underlying Funds.. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

●	RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate. In addition, as a Fund investing in PIMCO Underlying Funds and Other Underlying Funds, the actual volatility of the Fund is driven by the portfolio holdings of the PIMCO Underlying Funds and Other Underlying Funds. Because the Adviser will not know the current portfolio holdings of the PIMCO Underlying Funds or Other Underlying Funds, it is possible that that the actual volatility of the Fund may be more or less than the Fund’s RiskPro® estimated volatility. This could result in poor absolute or relative performance, including significant losses.

●	Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

●	Small Cap Risk. The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Underlying Funds Risk. The PIMCO Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the PIMCO Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Each of the PIMCO Underlying Funds is subject to the principal investment risks described in this section, as well as investment strategy-specific risks of each PIMCO Underlying Fund. Further, the Fund’s concentration in investing at least 80% of the Fund’s assets in PIMCO Underlying Funds, under normal market circumstances, increases the Fund’s investment risk.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class R shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.TPFG.com or by calling 1-888-451-TPFG.

Best Quarter:	2nd Quarter 2020	4.82%
Worst Quarter:	1st Quarter 2020	(2.69)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (11.54)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class R shares	One Year	Since Inception (12/11/2017)
Return before taxes	(1.66)%	1.86%
Return after taxes on distributions(1)	(2.81)%	0.99%
Return after taxes on distributions and sale of Fund shares(1)	(0.71)%	1.11%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	(1.54)%	3.58%

(1)	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Investment Adviser: Pacific Financial Group, LLC

Portfolio Managers: Daniel Helmick has served the Fund as its portfolio manager since July 29, 2022.

Purchase and Sale of Fund Shares: Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans, (ii) tax-qualified retirement plans (including KEOGH plans), and (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers including in some instances financial advisers affiliated with the Adviser (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent investment amount. Fund shares may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, or through a Financial Intermediary, and will be paid by ACH, check or wire transfer.

Tax Information: For Retirement Investors, dividends and capital gain distributions received from the Fund, whether reinvested in additional Fund shares or received in cash, are typically not taxable at the time of receipt. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal by Retirement Investors from tax-deferred plans. For taxable investors, dividends and capital gain distributions may be subject to federal income and capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer, investment adviser or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, investment adviser or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Pacific Financial Fund	Investment Objective
PFG American Funds® Conservative Income Strategy	The Fund seeks current income.
PFG American Funds® Growth Strategy	The Fund seeks growth of capital.
PFG Fidelity Institutional AM® Equity Index Strategy	The Fund seeks total return.
PFG Fidelity Institutional AM® Equity Sector Strategy	The Fund seeks growth of capital.
PFG Fidelity Institutional AM® Bond ESG Strategy	The Fund seeks current income.
PFG JP Morgan® Tactical Aggressive Strategy	The Fund seeks aggressive growth.
PFG JP Morgan® Tactical Moderate Strategy	The Fund’s primary objective is capital appreciation with a secondary objective of income.
PFG BNY Mellon® Diversifier Strategy	The Fund’s primary objective is income with a secondary objective of capital appreciation.
PFG MFS® Aggressive Growth Strategy	The Fund seeks aggressive growth.
PFG BR Equity ESG Strategy	The Fund seeks growth of capital.
PFG Janus Henderson® Balanced Strategy	The Fund seeks capital appreciation with a secondary objective of income.
PFG Invesco® Thematic ESG Strategy	The Fund seeks aggressive growth.
PFG Meeder Tactical Strategy	The Fund seeks capital appreciation.
PFG Tactical Income Strategy	The Fund seeks current income.
PFG Active Core Bond Strategy	The Fund seeks income.

Each Fund’s investment objective may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders. The 80% investment policy for each of PFG American Funds® Conservative Income Strategy, PFG American Funds® Growth Strategy, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Bond ESG Strategy, PFG JP Morgan® Tactical Aggressive Strategy, PFG JP Morgan® Tactical Moderate Strategy, PFG BNY Mellon® Diversifier Strategy, PFG MFS® Aggressive Growth Strategy, PFG BR Equity ESG Strategy, PFG Janus Henderson® Balanced Strategy, PFG Invesco® Thematic ESG Strategy, PFG Meeder Tactical Strategy, and PFG Active Core Bond Strategy are each non-fundamental policies and may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

With respect to the PFG American Funds® Conservative Income Strategy and PFG American Funds® Growth Strategy, American Funds® is a registered service mark of American Fund Distributors, Inc. The mark is used by permission. No representation is made by American Fund Distributors, Inc., or by anyone affiliated with such entity, regarding the advisability of investing in the PFG American Funds® Conservative Income Strategy and PFG American Funds® Growth Strategy.

With respect to the PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, and PFG Fidelity Institutional AM® Bond ESG Strategy, Fidelity Institutional AM® is a registered mark of FMR LLC. The mark is used by permission. No representation is made by FMR LLC, or by anyone affiliated with such entity, regarding the advisability of investing in PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Equity Index Strategy, or in PFG Fidelity Institutional AM® Bond ESG Strategy.

With respect to PFG JP Morgan® Tactical Aggressive Strategy and PFG JP Morgan® Tactical Moderate Strategy, JPMorgan® is a registered mark of J.P. Morgan® Chase & Co. Corporation. The mark is used by permission. No representation is made by J.P. Morgan® Chase & Co. Corporation, or by anyone affiliated with such entity, regarding the advisability of investing in PFG JP Morgan® Tactical Aggressive Strategy or in PFG JP Morgan® Tactical Moderate Strategy.

With respect to the PFG BNY Mellon® Diversifier Strategy, BNY Mellon is a registered mark of Bank of New York Mellon Corporation. The mark is used by permission. No representation is made by of Bank of New York Mellon Corporation, or by anyone affiliated with such entity, regarding the advisability of investing in PFG BNY Mellon Diversifier Strategy.

With respect to the PFG MFS® Aggressive Growth Strategy, MFS® is a registered mark of Massachusetts Financial Services Company. The mark is used by permission. No representation is made by Massachusetts Financial Services Company, or by anyone affiliated with such entity, regarding the advisability of investing in PFG MFS® Aggressive Growth Strategy.

With respect to the PFG Janus Henderson® Balanced Strategy, Janus Henderson® is a registered mark of Janus Henderson Group plc. The mark is used by permission. No representation is made by Janus Henderson Group plc, or by anyone affiliated with such entity, regarding the advisability of investing in PFG Janus Henderson® Balanced Strategy.

With respect to the PFG Invesco® Thematic ESG Strategy, Invesco® is a registered mark of Invesco Ltd. The mark is used by permission. No representation is made by Invesco Ltd., or by anyone affiliated with such entity, regarding the advisability of investing in PFG Invesco® Thematic ESG Strategy.

With respect to the Meeder Tactical Strategy, Meeder is a proprietary mark of Meeder Investment Management Company. The mark is used by permission. No representation is made by Meeder Investment Management Company, or by anyone affiliated with such entity, regarding the advisability of investing in Meeder Tactical Strategy.

With respect to the PFG Active Core Bond Strategy, PIMCO® is a registered mark of Pacific Investment Management Company LLC. The mark is used by permission. No representation is made by Pacific Investment Management Company LLC, or by anyone affiliated with such entity, regarding the advisability of investing in PFG Active Core Bond Strategy.

Principal Investment Strategies:

Each Fund pursues its investment objective by implementing the strategies as described above and supplemented as described below. Each Fund is structured as a fund of funds, meaning that that each Fund invests its assets in other registered investment companies, such as mutual funds or exchange-traded funds.

PFG American Funds® Conservative Income Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts for borrowing, in shares of mutual funds or exchange traded funds (“ETFs”) advised by Capital Research and Management Company (“Capital Research”), under normal market circumstances, (“American Underlying Funds”). The balance of the Fund’s net assets will be invested in American Underlying Funds or mutual funds or ETFs managed by advisers other than Capital Research (“Other Underlying Funds”), under normal market circumstances.

The Fund seeks to provide current income, while maintaining limited price volatility. Under normal market circumstances, the Fund invests more than half of its assets in American Underlying Funds or Other Underlying Funds that invest solely in fixed income securities. The fixed income securities generally consist of investment-grade bonds or bonds of intermediate or short maturities. The Fund considers bonds to be investment-grade if they are rated Baa3 or higher by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization, at the time of investment.

The balance of Fund assets will typically be invested in American Underlying Funds or Other Underlying Funds that utilize an asset allocation approach to investing, with a focus on investing in equity securities that pay dividends and in investment grade bonds.

PFG American Funds® Growth Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts for borrowing, in shares of mutual funds or exchange traded funds (“ETFs”) that are managed by Capital Research and Management (“Capital Research”), under normal circumstances (“American Underlying Funds”). The balance of the Fund’s net assets will be invested in American Underlying Funds or mutual funds or ETFs managed by advisers other than Capital Research (“Other Underlying Funds”), under normal market circumstances.

The Fund pursues a strategy of long-term growth, by investing in American Underlying Funds or Other Underlying Funds that invest primarily in U.S. equity securities of any market capitalization. The Fund also invests in American Underlying Funds or Other Underlying Funds that invest in both U.S. and foreign equity securities.

Under normal market circumstances, the Fund invests approximately 50% of its assets in American Underlying Funds or Other Underlying Funds that invest solely in U.S. equity securities, with a focus on companies with sound fundamentals, indicative of long-term growth, as well as in potential turnaround situations. The balance of Fund assets will typically be invested in American Underlying Funds or Other Underlying Funds that focus on both U.S. and foreign equities which appear to be undervalued or overlooked, with the potential for long term growth, along with a portion of investments in smaller cap stocks that are expected to grow.

PFG Fidelity Institutional AM® Equity Index Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds (“ETFs”), under normal market circumstances (“Fidelity Underlying Funds”), with each Fidelity Underlying Fund investing primarily in U.S. equity securities of varying market capitalizations. The balance of the Fund’s net assets will be invested in Fidelity Underlying Funds or mutual funds or ETFs managed by advisers other than Fidelity (“Other Underlying Funds”), under normal market circumstances.

To achieve the Fund’s objective, the Adviser intends to focus on Fidelity Underlying Funds and Other Underlying Funds that invest in equity indices that the Adviser believes will produce enhanced risk-adjusted returns, in light of market circumstances. The Adviser intends to invest in Fidelity Underlying Funds and Other Underlying Funds that are passively managed and that are designed to track a specific equity index. Equity indices will include those that are focused on specific market capitalizations, specific investment styles (for example, growth or value), or limits on expected volatility. There are no restrictions on the type of equity index that the Adviser may choose to invest in.

PFG Fidelity Institutional AM® Equity Sector Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds, under normal market circumstances (“Fidelity Underlying Funds”), with each Fidelity Underlying Fund investing primarily in U.S. equity securities of varying market capitalizations. The balance of the Fund’s net assets will be invested in Fidelity Underlying Funds or mutual funds or ETFs managed by advisers other than Fidelity (“Other Underlying Funds”), under normal market circumstances.

To achieve the Fund’s objective, the Adviser intends to focus on changes in the business cycle, or shifts in the economy, over an intermediate period of time. Based on the Adviser’s assessment of the different stages of a business cycle, the Fund intends to invest in Fidelity Underlying Funds and Other Underlying Funds that focus on business sectors that have historically performed well, during a specific stage of a business cycle. The Fund will invest in Fidelity Underlying Funds and Other Underlying Funds that include actively managed funds and passive funds (including index funds and exchange traded funds).

PFG Fidelity Institutional AM® Bond ESG Fund

The Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s assets, plus any amounts of borrowing, in Fidelity mutual funds and Fidelity exchange traded funds (“Fidelity Underlying Funds”) and Underlying Funds managed by investment advisers other than Fidelity (“Other Underlying Funds”) that emphasize Environmental, Social and Governance (ESG) factors in selecting securities, with each of those Fidelity Underlying Funds or Other Underlying Funds investing in fixed-income securities. Fixed income securities shall consist of U.S. dollar denominated fixed income securities issued by domestic and foreign corporations and government entities of any investment grade, including high yield bonds (also known as “junk bonds”), asset-backed, and mortgage-backed securities. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in Fidelity Underlying Funds.

When determining whether a Fidelity Underlying Fund or Other Underlying Fund qualifies as emphasizing ESG, the Adviser applies an initial screen for mutual funds that fall under the Morningstar classification of “Sustainable Investment Overall.” Morningstar defines a strategy as a “Sustainable Investment” if it is described in its prospectus or other regulatory filings as focusing on sustainability; impact; or environmental, social, and governance factors. In addition, each of the Fidelity Underlying Funds and Other Underlying Funds emphasizing ESG utilize either an MSCI ESG index or a third-party proprietary ESG selection approach that emphasizes ESG factors, including privacy and data security, product quality and safety, overall governance, board structure and gender diversity, workplace diversity, workplace safety, carbon/GHG emissions, energy management, product lifestyle, toxic emissions, corruption and supply chain management, and human capital development, in selecting securities. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

PFG JP Morgan® Tactical Aggressive Strategy

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds (“ETFs”) advised by J.P. Morgan® Investment Management Inc. (“JP Morgan®”), under normal market circumstances (“JP Morgan® Underlying Funds”), with each by JP Morgan® Underlying Fund investing primarily in equity securities of varying market capitalizations, in order to obtain exposure to the broad equity market. The balance of the Fund’s net assets will be invested in JP Morgan® Underlying Funds or mutual funds or ETFs managed by advisers other than JP Morgan (“Other Underlying Funds”), under normal market circumstances.

The Fund intends to invest approximately 50-70% of the Fund’s assets in JP Morgan® Underlying Funds and Other Underlying Funds that invest primarily in U.S. equity securities of any capitalization. In addition, the Fund intends to invest approximately 30-50% of the Fund’s assets in JP Morgan® Underlying Funds and Other Underlying Funds that invest primarily in international developed and emerging markets equity securities of any capitalization. The balance of Fund assets will be invested in JP Morgan® Underlying Funds and Other Underlying Funds that invest in U.S. equity securities or in international developed and emerging markets equity securities, depending on market circumstances.

PFG JP Morgan® Tactical Moderate Strategy

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds (ETFs) advised by J.P. Morgan® Investment Management Inc. (“J.P. Morgan®”), under normal market circumstances (“JP Morgan® Underlying Funds”), with each JP Morgan® Underlying Fund investing primarily in equity and/or fixed-income securities, to obtain exposure to the broad equity and fixed income markets. The balance of the Fund’s net assets will be invested in JP Morgan® Underlying Funds or mutual funds or ETFs managed by advisers other than JP Morgan (“Other Underlying Funds”), under normal market circumstances.

The Adviser intends to invest between 40% and 80% of the Fund’s assets in JP Morgan® Underlying Funds and Other Underlying Funds that invest primarily in either domestic equity securities of any capitalization or international and emerging market equity securities of any capitalization. The Adviser intends to invest the balance of the Fund’s assets in JP Morgan® Underlying Funds and Other Underlying Funds that invest primarily in fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds) or in cash.

PFG BNY Mellon® Diversifier Strategy

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds (ETFs”) managed by The BNY Mellon Investor Solutions, LLC (“BNY Mellon”), under normal circumstances (“BNY Mellon Underlying Funds”). The balance of the Fund’s net assets will be invested in BNY Mellon Underlying Funds or mutual funds or ETFs managed by advisers other than BNY Mellon (“Other Underlying Funds”), under normal market circumstances. Each BNY Mellon Underlying Fund and Other Underlying Fund invests primarily in equity of varying market capitalization regardless of country exposure and/or fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds).

In addition to equity and fixed income securities, Pacific Financial Group, LLC (the “Adviser”) may also invest in BNY Mellon Underlying Funds and Other Underlying Funds that invest in cash equivalents. The percentage of the Fund’s net assets allocated to equities, fixed-income securities, and cash equivalents will vary.

PFG MFS® Aggressive Growth Strategy Fund

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds managed by Massachusetts Financial Services Company (d/b/a/ MFS Investment Management) (“MFS”), under normal market circumstances (“MFS Underlying Funds”). The balance of the Fund’s net assets will be invested in MFS Underlying Funds or mutual funds or ETFs managed by advisers other than MFS (“Other Underlying Funds”), under normal market circumstances. In selecting MFS Underlying Funds and Other Underlying Funds to purchase or sell, on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by MFS, including data and analysis about the MFS Underlying Funds and Other Underlying Funds.

The Adviser invests in MFS Underlying Funds and Other Underlying Funds that invest in equity securities without regard to market capitalization or country exposure; fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds) and commodity and real estate-related securities that provide diversification benefits when added to a portfolio of more traditional equity and fixed income securities (“Specialty Securities”). The percentage of the Fund’s net assets allocated to equities, fixed-income securities, and cash equivalents varies. The Adviser expects that approximately 80% of the Fund’s assets will be allocated to MFS Underlying Funds and Other Underlying Funds that invest primarily in equity securities with the balance of the Fund’s assets being invested in MFS Underlying Funds and Other Underlying Funds that invest primarily in fixed-income securities, Specialty Securities or cash equivalents.

PFG BR Equity ESG Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in the shares of exchange traded funds (“ETFs”) that are part of the iShares® complex of ETFs and ETFs managed by BlackRock Fund Advisors, LLC (“BlackRock”), under normal market circumstances (“BlackRock Underlying Funds”). The balance of the Fund’s net assets will be invested in Blackrock Underlying Funds or mutual funds or ETFs managed by advisers other than Blackrock (“Other Underlying Funds”), under normal market circumstances. At least 80% of the Blackrock Underlying Funds and Other Underlying Funds emphasize Environmental, Social and Governance (ESG) considerations in selecting securities and invest primarily in equity securities. Equity investments will include U.S. equity securities, foreign equity securities and emerging market equity securities. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

Further, the Fund intends to focus its investments in equity ETFs on the sustainable ETF platform at BlackRock. BlackRock defines sustainable investment strategies as those that combine traditional investment approaches with environmental, social, and governance insights. The Fund may include indexed or actively managed ETFs. Sustainable indexed ETFs seek to track indexes that may incorporate business involvement screens and ESG metrics in their construction. Sustainable active ETFs seek both sustainability and financial performance objectives and are managed using proprietary research conducted by BlackRock portfolio management teams.

PFG Janus Henderson® Balanced Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any amounts of borrowing, in shares of mutual funds and exchange-traded funds (“ETFs”) advised by Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”), under normal market circumstances (“Janus Henderson Underlying Funds”). The balance of the Fund’s net assets will be invested in Janus Henderson Underlying Funds or mutual funds or ETFs managed by advisers other than Janus Henderson (“Other Underlying Funds”), under normal market circumstances. Each Janus Henderson Underlying Fund and Other Underlying Fund invests in equity and/or fixed-income securities, to obtain exposure to the broad equity and fixed income markets.

The Adviser intends to have investment exposure that ranges from 30% to 70% of the Fund’s assets to either domestic equity securities of any capitalization or international and emerging market equity securities of any capitalization, or a combination of such equity securities. Equity securities shall consist of domestic, foreign, and emerging market issuers of any market capitalization. Fixed income securities shall consist of government and corporate bonds, asset and mortgage-backed securities, commercial loans and floating rate loans of any maturity or investment grade. The Adviser intends to have the balance of the Fund’s investment exposure to fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds) or in cash.

PFG Invesco® Thematic ESG Strategy

The Fund seeks to achieve its investment objective by, under normal market circumstances, investing at least 80% of its net assets, plus any amounts of borrowing, in mutual funds and exchange traded funds (“ETFs”) managed by Invesco Advisers, Inc. (“Invesco”), an indirect wholly-owned subsidiary of Invesco Ltd., (“Invesco Underlying Funds”). The balance of the Fund’s net assets will be invested in Invesco Underlying Funds or mutual funds or ETFs managed by advisers other than Invesco (“Other Underlying Funds”), under normal market circumstances. Each Invesco Underlying Fund and Other Underlying Fund emphasize Environmental, Social and Governance (ESG) factors in selecting securities, with each Invesco Underlying Fund and Other Underlying Fund investing in both U.S. and foreign equity securities of any capitalization. Equity securities shall consist of common stock of domestic, foreign and emerging market issuers of any market capitalization.

Each Invesco Underlying Fund and Other Underlying Fund follows a specific index methodology provided by MAC, MSCI, NASDAQ, Standard & Poor’s, or WilderHill that emphasizes a specific environmental theme including renewable energy, energy conservation, clean water, water conservation, sustainable infrastructure, carbon and greenhouse gas reduction. By emphasizing ESG factors, the Invesco Underlying Funds and Other Underlying Funds invest in companies that are driving change through new technologies and services that address global issues focusing on growth and transformational change. Further, investments will be allocated across environmental themes aimed at addressing a more sustainable future, including clean technology, clean energy, and water. ESG factors considered by the Invesco Underlying Funds and Other Underlying Funds include companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources; and companies that seek to solve sustainability-related challenges such as renewable energy and clean water. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

PFG Meeder Tactical Strategy

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds and exchange-traded funds (“ETFs”) managed by Meeder Investment Management Company (“Meeder”), under normal circumstances (“Meeder Underlying Funds”). The balance of the Fund’s net assets will be invested in Meeder Underlying Funds or mutual funds or ETFs managed by advisers other than Meeder (“Other Underlying Funds”), under normal market circumstances.

The Adviser invests in Meeder Underlying Funds and Other Underlying Funds that have a maximum exposure of 90% in domestic and foreign securities of any market capitalization and a minimum exposure of 10% to fixed income securities of domestic and foreign fixed income securities of any duration or credit quality including high yield bonds (also known as junk bonds). During certain negative market periods, the Meeder Underlying Funds and Other Underlying Funds may take a defensive tactical position and invest up to 100% of their assets in fixed income securities, money market funds and cash other cash equivalents. During such periods, the Meeder Underlying Funds and Other Underlying Funds and, consequently the Fund, will not have any equity securities exposure.

PFG Tactical Income Strategy

The Fund seeks to achieve its investment objective by primarily investing in the shares of exchange traded funds and open-end investment companies (“Underlying Funds”) with each Underlying Fund investing primarily in, or are otherwise exposed to, domestic and foreign fixed income securities or equity securities that pay dividends. Fixed income securities may be of any maturity or credit rating, including high-yield bonds (also known as “junk bonds”). Equity securities may be issued by domestic or foreign issuers and may be of any market capitalization.

The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

The Fund intends to invest a substantial portion of the Fund’s assets in mutual funds and exchange-traded funds managed by Counterpoint Mutual Funds, LLC (“Counterpoint Underlying Funds”) and by Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Underlying Funds”).

PFG Active Core Bond Strategy

The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in bond instruments and shares of mutual funds and exchange-traded funds (“ETFs”) managed by Pacific Investment Management Company LLC (“PIMCO”) that primarily invest in bond instruments, under normal circumstances (“PIMCO Underlying Funds”). The balance of the Fund’s net assets will be invested in PIMCO Underlying Funds or mutual funds or ETFs managed by advisers other than PIMCO (“Other Underlying Funds”), under normal market circumstances.

The Adviser invests in PIMCO Underlying Funds and Other Underlying Funds that invest primarily in fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds). The percentage of the Fund’s assets allocated to fixed-income securities, and cash equivalents will vary dependent on market conditions. In selecting PIMCO Underlying Funds, the Adviser may also utilize information regarding a model portfolio of PIMCO Funds provided at no charge by PIMCO, although the Adviser is solely responsible for selecting the PIMCO Funds and other securities in which the Fund invests. PIMCO is not the adviser or sub-adviser to the Fund.

Risk Management Using RiskPro®

Applies to All Funds

“RiskPro®” is a software technology developed by ProTools, LLC, an affiliate of the Adviser, to estimate the forward-looking, maximum annual range of total returns of a portfolio of securities. RiskPro® considers, among other factors, the volatility of the portfolio, over the prior twelve months; a comparison of the portfolio’s volatility, over that twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index. Based on proprietary algorithms, RiskPro® provides an estimate of the maximum range of gain or loss of a portfolio of securities, over a forward-looking rolling twelve-month period. IMPORTANT: The projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. Further, RiskPro® does not consider the fees and expenses of the Fund, or the potential impact of extreme market conditions. There is no certainty that the estimates of annual volatility, as estimated by RiskPro, will be accurate. In addition, RiskPro’s® proprietary algorithms may lack predictive validity.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Funds. Although the Funds will seek to meet their investment objectives, there is no assurance that they will do so.

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risk of the Funds, as described in the Fund Summary sections of this Prospectus. The following risks apply to all Funds (except as noted) principally through their investments in Underlying Funds and the securities held by the Underlying Funds.

Aggressive Strategy Risk. (PFG JP Morgan® Tactical Aggressive Strategy Fund and PFG MFS® Aggressive Growth Strategy Fund) The Fund utilizes an aggressive strategy in pursuing its investment objective. Accordingly, the Fund’s returns may be more volatile than a fund which pursues a more conservative strategy.

Commodity Risk. (PFG MFS® Aggressive Growth Strategy Fund only) The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquidity than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Emerging Markets Risk. (PFG American Funds® Growth Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy Fund, PFG BR Equity ESG Strategy Fund, PFG Janus Henderson® Balanced Strategy Fund) The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Risk. (all Funds except PFG Fidelity Institutional AM® Bond ESG Strategy Fund) Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company. There is no guarantee that the equity securities held by Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

ETF Risk. (all Funds) Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

Fixed Income Risk. (all Funds except PFG American Funds® Growth Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy Fund, PFG Fidelity Institutional AM® Equity Sector Strategy Fund, PFG BR Equity ESG Strategy Fund PFG Invesco® Thematic ESG Strategy Fund) Fixed income risk factors include credit risk. A debtor’s credit quality may decline, which increases the risk of default and prepayment risk (the debtor may pay its obligation earlier or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a specific investment held by an Underlying Fund, possibly causing the share price and total return of an Underlying Fund to be reduced and fluctuate more than other types of investments, which in turn would have the same adverse impact on a Fund’s share price. When an Underlying Fund invests in fixed income securities, the value of a Fund’s investment in the

Underlying Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Underlying Funds, which in turn may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Foreign markets may offer less protection to debt holders.

Foreign Risk. To the extent an Underlying Fund invests in foreign securities, the Underlying Fund could be subject to greater risks because the Underlying Fund’s performance may depend on issues other than the performance of a specific company or U.S. market sector. These greater risks would be borne by the Funds, in turn. For example, changes in foreign economies and political climates are more likely to affect an Underlying Fund that invests in foreign securities, as compared to a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. -dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, an Underlying Fund that invests in foreign securities may be exposed to greater risk and will be more dependent on the ability of the adviser of the Underlying Fund to assess such risk than if the Underlying Fund invested solely in more developed countries. To the extent that the Funds invest in Underlying Funds that invest in foreign securities, then the Funds are subject to these additional risks.

High Yield Bond Risk. (PFG JP Morgan® Tactical Aggressive Strategy; PFG JP Morgan® Tactical Moderate Strategy, PFG BNY Mellon® Diversifier Strategy Fund, PFG MFS® Aggressive Growth Strategy, PFG Meeder Tactical Strategy, PFG Tactical Income Strategy, PFG Active Core Bond Strategy, PFG Fidelity Institutional AM® Bond ESG Strategy, PFG Janus Henderson® Balanced Strategy Fund) Only) Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and an Underlying Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce an Underlying Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease an Underlying Fund’s share price, potentially resulting in losses for the Fund.

Index Risk. (PFG Fidelity Institutional AM® Bond ESG Strategy Fund and PFG Invesco® Thematic ESG Strategy Fund Only) The respective underlying funds in which the Fund invests may track an underlying index. The performance of each respective underlying funds and its underlying index may vary somewhat due to factors such as fees and expenses, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the underlying index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the respective underlying funds. Any variance in performance between the respective underlying funds and its underlying index may have adverse effect on the performance of the Fund.

Large Capitalization Stock Risk. (all Funds except PFG American Funds Conservative Income Strategy Fund, PFG JP Morgan Tactical Moderate Strategy Fund, PFG Tactical Income Strategy Fund, PFG Fidelity Institutional AM Bond ESG Strategy Fund and PFG Fidelity Institutional AM® Bond ESG Strategy Fund) Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Limited History of Operations. (only for PFG Fidelity Institutional AM® Bond ESG Strategy, PFG Invesco® Thematic ESG Strategy Fund and PFG Janus Henderson® Balanced Strategy Fund) Each Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in a Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in a Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Funds and the Adviser are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Internal Revenue Code. These restrictions do not apply to the Adviser’s management of individual and institutional accounts, and may be one potential reason that a Fund may not achieve its investment objective.

Loan Risk. (PFG Janus Henderson® Balanced Strategy Fund Only) Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Management Risk. The Adviser’s reliance on its investment strategies and the Adviser’s judgments about the value and potential appreciation of Underlying Funds in which a Fund invests may prove to be incorrect. The ability of a Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process and the research provided by the research providers. Research utilized by the Adviser from the research providers may not prove accurate with respect to economic and market forecasts. The Adviser’s assessment of the relative value of Underlying Funds, or the securities held by Underlying Funds, along with the Adviser’s assessment of the attractiveness and potential appreciation of Underlying Funds, or the specific securities held by Underlying Funds, may prove to be incorrect and there is no guarantee that the Adviser’s investment strategies will produce the desired results. To the extent that the Adviser utilizes research regarding asset allocation models comprised of Underlying Funds, research regarding such models may fail to consider changes in market and economic conditions in a timely manner. Accordingly, as a result of this delay and the Adviser’s inability to potentially consider implementing changes to the Fund’s portfolio, the Fund may suffer losses. Additionally, the failure of the Adviser to receive asset allocation model research from a research provider in a timely manner may cause the Fund to suffer losses. Further, the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, and the projections or other information generated by RiskPro® regarding the likelihood of various hypothetical outcomes may not prove to be accurate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in an Underlying Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Medium Capitalization Stock Risk. (all Funds except PFG Fidelity Institutional AM® Bond ESG Strategy Fund, PFG Invesco® Thematic ESG Strategy Fund and PFG Janus Henderson® Balanced Strategy Fund) The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Mortgage and Asset-Backed Securities Risk. (PFG Fidelity Institutional AM® Bond ESG Strategy Fund and PFG Janus Henderson® Balanced Strategy Fund Only) Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Passive Investment Risk. (only PFG Fidelity Institutional AM® Equity Sector Strategy, PFG BR Equity ESG Strategy; PFG Fidelity Institutional AM® Equity Index Strategy) The Underlying Funds that are index funds are not actively managed, and the investment adviser of such an Underlying Fund generally does not attempt to take defensive positions under any market conditions, including declining markets.

Portfolio Turnover Risk. A higher portfolio turnover within Underlying Funds will result in higher transactional and brokerage costs, which will be borne, indirectly, by the Funds. In addition, where Funds invest in ETFs or individual securities, as opposed to mutual funds, a higher portfolio turnover will result in higher transactional and brokerage costs incurred directly by the Funds. High portfolio turnover may also result in adverse tax consequences. Similarly, a higher portfolio turnover rate for the Fund itself will result in higher transactional and brokerage costs. Active trading may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder, when Fund shares are held in a taxable account.

Real Estate Securities Risk. The value of real estate-related securities may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through Underlying Funds, the Fund, and consequently its shareholders, will bear expenses of the REITs.

RiskPro® Risk. While the Adviser utilizes RiskPro® as a research tool, in managing the Fund’s volatility over a forward-looking rolling twelve-month period, the projections or other information generated by RiskPro® regarding the likelihood of various outcomes are hypothetical in nature, do not reflect actual investment results and are not a guarantee of future results. As a result, estimates of volatility by RiskPro may turn out to be inaccurate.

Sector Risk. Sector risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If an Underlying Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Small Cap Risk. (PFG American Funds® Conservative Income Strategy, and PFG JP Morgan® Tactical Moderate Strategy) The stocks of small capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Underlying Funds Risk. Other investment companies in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may also be higher than other mutual funds that invest directly in stocks and bonds. Because the Fund may have substantial investment exposure to Underlying Funds which primarily invest in high yield bonds, the Fund may experience more volatility than other funds with less such exposure. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in ETFs and mutual funds are described below:

●	ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

●	Mutual Funds and Management Risk. When a Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds: (i) may make investment decisions that are detrimental to the performance of the Fund; (ii) may be unsuccessful in meeting the Underlying Fund’s investment objective; and (iii) may temporarily pursue strategies which are inconsistent with a Fund’s investment objective. These risks are increased for Funds that invest at least 80% of the Fund’s assets, under normal market circumstances, in Underlying Funds managed by a single investment adviser.

●	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be reflect that the supply and demand in the market for shares of the ETF at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress. Investors may pay more or receive less than the underlying value of the ETF shares bought or sold.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with an ETF. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to an Underlying Fund and no other Authorized Participant is able to step forward to create or redeem creation units, there may be a significantly diminished trading market for the ETF’s shares.

●	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Funds may invest 100% of their total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, its ability to achieve its investment objective will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because the Funds pay their pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Cybersecurity: The computer systems, networks and devices used by the Funds, Underlying Funds and each of their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds, Underlying Funds, and each of their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ or an Underlying Fund’s business operations, potentially resulting in financial losses; interference with the Funds’ or an Underlying Fund’s ability to calculate their NAV; impediments to trading; the inability of the Funds, the Underlying Funds, their adviser, and each of their other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds or Underlying Funds invest; counterparties with which the Funds or Underlying Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ or the Underlying Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

MANAGEMENT

Investment Adviser: Pacific Financial Group, LLC (“Adviser”), 11811 NE 1st Street, Suite 201 Bellevue, WA  98005, serves as investment adviser to the Funds. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of the Funds’ investment portfolios. The Adviser is responsible for selecting the Funds’ investments according to the Funds’ investment objectives, policies and restrictions. As of April 30, 2022, the Adviser had approximately $3.5 billion in assets under management.

Pursuant to the Advisory Agreement, each Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 1.25% of that Fund’s average daily net assets. Under the Advisory Agreement, the amount of the annual advisory fee paid by each Fund to the Adviser is reduced, based on the total assets under management (“AUM”) of all Funds managed by the Adviser. The annual advisory fee is paid monthly and is equal to 1.25% of each Fund’s average daily assets, so long as total AUM of all Funds managed by the Adviser is less than $3 billion; the annual advisory fee is equal to 1.20% on that portion of each Fund’s average daily net assets, to the extent that total AUM of all Funds managed by the Adviser is greater than $3 billion.

The following table displays the advisory fee paid for the fiscal year ended April 30, 2022, based on the average net daily assets of the Funds.

FUND	Advisory Fee
PFG American Funds Conservative Income Strategy	1.25%
PFG American Funds Growth Strategy	1.25%
PFG Fidelity Institutional AM Equity Index Strategy	1.25%
PFG Fidelity Institutional AM Equity Sector Strategy	1.25%
PFG JPMorgan® Tactical Aggressive Strategy Fund	1.25%
PFG JPMorgan® Tactical Moderate Strategy Fund	1.25%
PFG BNY Mellon Diversifier Strategy	1.25%
PFG MFS Aggressive Growth Strategy	1.25%
PFG BR Equity ESG Strategy	1.25%
PFG Meeder Tactical Strategy	1.25%
PFG Tactical Income Strategy	1.25%
PFG Active Core Bond Strategy	1.25%

The Funds are primarily used by The Pacific Financial Group, Inc. (“TPFG”), an affiliate of the Adviser, to build model portfolios comprised of the Funds (“Model Portfolios”) for TPFG’s clients, who are typically retirement plan participants and are also investors in the Funds. TPFG clients may also invest in customized portfolios consisting of PFG Funds. Each PFG Fund is made up of a number of Underlying Funds. Typically, Fund investors are introduced to TPFG through their investment adviser/Financial Intermediary, and the investment adviser/Financial Intermediary is compensated for the introduction. The sources of the compensation paid to the investor’s adviser are the resources of TPFG and the Adviser, which include profits from the investment advisory fees paid to the Adviser, and profits from the administrative services fees paid to TPFG. These fees, which are paid by the Funds, are indirectly paid by the investors in the Funds. Investors should review their TPFG client agreement, which provides details regarding the fees paid by the Funds to TPFG and its affiliate. Additional information about the advisory fees paid to the Adviser and the administrative service fees paid to TPFG may be found in the Funds’ Statement of Additional Information. Mr. Helmick is primarily responsible for the day to day management of the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Funds’ annual shareholder report dated April 30, 2022 with respect to PFG American Funds® Conservative Income Strategy, PFG American Funds® Growth Strategy, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG BR Equity ESG Strategy, PFG Tactical Income Strategy, PFG JPMorgan® Tactical Aggressive Strategy, PFG JPMorgan® Tactical Moderate Strategy, PFG BNY Mellon Diversifier Strategy, PFG MFS® Aggressive Growth Strategy, PFG Meeder Tactical Strategy, and PFG Active Core Bond Strategy. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Funds’ semi-annual shareholder report dated December 31, 2022 with respect to PFG Fidelity Institutional AM® Bond ESG Strategy Fund, PFG Invesco® Thematic ESG Strategy Fund and PFG Janus Henderson® Balanced Strategy Fund.

Portfolio Manager:

David Helmick

Mr. Helmick is a Portfolio Manager for the Adviser. Mr. Helmick also serves as a Portfolio Manager for the Adviser’s affiliate, The Pacific Financial Group, Inc., a Washington State investment adviser (“TPFG”).  Mr. Helmick joined the Adviser and TPFG in June 2022. From 2020 to 2022, Mr. Helmick was a Trader and Investment Analyst at Journey Advisor Group; and from 2017 to 2020, Mr. Helmick was a Portfolio Manager at The Randolph Company.  Mr. Helmick has an undergraduate degree in finance, and an MBA with a specialization in finance, both from Northern Kentucky University.  Mr. Helmick passed the Level I of the Chartered Financial Analyst (CFA), Chartered Alternative Investment Analyst (CAIA), & Chartered Market Technician (CMT) Programs.  He also holds a Series 65 license.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price of each Fund’s shares is determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Funds, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds price its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAVs, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Fund

Fund shares are available for purchase by all investors, though it is anticipated that most investors will purchase Fund shares through retirement programs, such as (i) pensions or other employee benefit plans (ii) tax-qualified retirement plans (including KEOGH plans) (iii) individual retirement accounts (collectively, “Retirement Investors”). Further, Retirement Investors, as well as all other investors, may only purchase Fund shares through broker/dealers, investment advisers and other financial advisers (“Financial Intermediaries”). There is no minimum initial investment amount or minimum subsequent amount.

It is anticipated that Fund shareholders will be clients of The Pacific Financial Group, Inc. (“TPFG”), an investment adviser that is affiliated with the Adviser. TPFG provides clients with discretionary investment management services, including, for many clients, the construction and management of Model Portfolios comprised of PFG Funds. You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Pacific Financial Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154-1150 1-888-451-TPFG	Express/Overnight Mail Pacific Financial Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 1-888-451-TPFG

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily reject additional share purchases. In addition, the Funds may reject additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments on specified days of each month into your established Fund account. Please contact the Funds at 1-888-451-TPFG for more information about the Funds’ Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee, receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-888-451-TPFG for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Pacific Financial Funds.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds or electronic payment that does not clear.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●   the name of the Fund and share class;

●    the dollar amount of shares to be purchased; and

●    a completed purchase application or investment stub; and

●    a check payable to the “__________________________”

Self-Directed Brokerage Accounts: Participants in retirement plans, such as 401(k) plans, may be provided with the option to open a self-directed brokerage account through the retirement plan’s administrator or record keeper. The Funds, including Model Portfolios constructed by the Adviser or its affiliate, TPFG, may be available for purchase through a retirement plan’s self-directed brokerage account. Retirement plan participants may contact their Financial Intermediary, or may contact the Funds at 1-888-451-TPFG, for more information about investing in the Funds, or in Model Portfolios comprised of the Funds through self-directed brokerage accounts.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Pacific Financial Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154-1150 1-888-451-TPFG	Express/Overnight Mail Pacific Financial Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 1-888-451-TPFG

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-451-TPFG. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $1,000 on specified days of each month into your established bank account. Please contact the Fund at 1-888-451-TPFG for more information about the Funds’ Systematic Withdrawal Plan.

The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Self-Directed Brokerage Accounts: If you invested in the Funds through a self-directed brokerage account available through your retirement plan, you should contact your Financial Intermediary, your plan administrator or record keeper, or the Funds at 1-888-451-TPFG, for information about redeeming your shares.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued under the Funds’ net asset value procedures. To the extent feasible, redemptions in kind will be paid with a pro rata allocation of the Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●    The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●    The request must identify your account number;

●    The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●    If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Suspension of Redemptions: Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Funds;

●	you request that a redemption be mailed to an address other than that on record with the Funds;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to, committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy. Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Transactions in Fund shares that result from the trading of Model Portfolios are not subject to the Funds’ Market Timing Trading Policy. The Model Portfolios are managed by an affiliate of the Adviser and may be purchased and sold (typically, by an investment adviser or a broker-dealer) for their investment advisory clients on a more frequent basis. Each Model Portfolio consists of several Funds, each Fund consists of several Underlying Funds, the Underlying Funds employ a process of fair pricing, and the Model Portfolios are typically held in qualified accounts. As a result, the Funds and the Adviser believe that there is limited risk of such Model Portfolio transactions causing (i) dilution to the Funds resulting from short-term pricing fluctuations, (ii) disruption of portfolio management of the Funds, (iii) material costs resulting from buying or selling Model Portfolios, or (iv) increased tax costs to Fund shareholders. For shareholders that invest in Model Portfolios through non-qualified accounts, purchases and sales of Model Portfolios may result in a capital gain or loss for federal tax purposes. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares through Model Portfolio accounts.

Based on the frequency of redemptions in a shareholder’s account, the Adviser or transfer agent may in its sole discretion determine that a shareholder’s trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all of their net investment income and net capital gains annually. Both distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Trust, on behalf of the Funds, has adopted a Master Distribution and Shareholder Servicing Plan for Class R shares pursuant to Rule 12b-1 (the “Plan”), pursuant to which a Fund pays the Funds’ distributor an annual fee for distribution and shareholder servicing expenses. Pursuant to the Plan, each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares. As of the date of this Prospectus and until further notice, the Board of Trustees have authorized only up to 0.10% per year of each Fund’s average daily net assets for such distribution and shareholder services activities under the Plan.

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others, such as custodial platform providers and retirement plan administrators (“Platforms”), in the distribution of Fund shares and in the servicing of Fund shareholders. For the distributor, such services and expenses include overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. For Platforms, the Plan permits the payment of fees charged by Platforms for distribution services provided in connection with Fund shares and custodial, recordkeeping and other services provided to Fund shareholders.

For financial intermediaries, such as brokers, investment advisers, financial planners, banks, insurance companies and others, including their respective representatives (collectively, “Financial Intermediaries”), Plan fees may be used for payment of shareholder services, such as shareholder account administrative services, and marketing support, which may include access to, or financial support for, sales meetings; access to sales representatives and Financial Intermediary management representatives; inclusion of the Funds on a sales list, including a preferred or select sales list; printing and distribution of sales literature and advertising materials; or participation in other sales programs. If you work with a Financial Intermediary in investing in the Funds, the Financial Intermediary may receive 12b-1 fees from the Funds’ distributor, for the marketing support and shareholder services provided by the Financial Intermediary.

Additional Compensation to Financial Intermediaries: The Funds’ Adviser and its affiliates will, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities such as providing investment advisory or administrative services to the Funds, provide additional cash payments to Financial Intermediaries and to Platforms that sell shares of the Funds, assist in the marketing of the Funds, or provide services to the Funds’ shareholders. These payments are in addition to the Rule 12b-1 Plan fees that are disclosed elsewhere in this Prospectus.

Householding: To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-451-TPFG on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

Benchmark Information: The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the Funds in particular or the ability of the Morningstar index(es) to track general equity market performance. The Morningstar Entities’ only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the index(es) which is determined, composed and calculated by the Morningstar Entities without regard to the Adviser or the Funds. The Morningstar Entities have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Morningstar index(es). The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of the Funds’ shares or in the determination or calculation of the equation by which the Funds’ shares are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX(ES) OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX(ES) OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX(ES) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ April 30, 2022 annual report, which is available upon request.

PFG American Funds® Conservative Income Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$10.42	$10.00
Income/(loss) from investment operations:
Net investment income/(loss) (1,2)	(0.03)	0.09
Net realized and unrealized gain/(loss) on investments	(0.43)	0.50
Total income/(loss) from investment operations	(0.46)	0.59
Less distributions from:
Net investment income	—	(0.11)
Net realized gain	(0.15)	(0.06)
Total distributions from net investment income and net realized gains	(0.15)	(0.17)
Net asset value, end of year/period	$9.81	$10.42
Total return (3)	(4.55)%	5.89%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$204,525	$194,943
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment income/(loss) to average net assets (2,4)	(0.28)%	0.86	% (5)
Portfolio turnover rate	34%	52	% (6)

*	PFG American Funds® Conservative Income Strategy Fund commenced operations and trading on May 2, 2020.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG American Funds® Growth Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$14.25	$10.00
Income/(loss) from investment operations:
Net investment income/(loss) (1,2)	(0.23)	(0.16)
Net realized and unrealized gain/(loss) on investments	(1.76)	4.72
Total income/(loss) from investment operations	(1.99)	4.56
Less distributions from:
Net realized gain	(0.73)	(0.31)
Net asset value, end of year/period	$11.53	$14.25
Total return (3)	(15.06)%	45.89%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$562,425	$769,747
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment loss to average net assets (2,4)	(1.61)%	(1.31	)% (5)
Portfolio turnover rate	25%	33	% (6)

*	PFG American Funds® Growth Strategy Fund commenced operations and trading on May 2, 2020.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not Annualized.

PFG Fidelity Institutional AM® Equity Index Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$14.12	$10.00
Income/(loss) from investment operations:
Net investment loss (1,2)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.75)	4.49
Total income/(loss) from investment operations	(0.80)	4.44
Less distributions from:
Net investment income	(0.02)	(0.02)
Net realized gain	(0.71)	(0.30)
Total distributions from net investment income, net realized gains and return of capital	(0.73)	(0.32)
Net asset value, end of year/period	$12.59	$14.12
Total return (3)	(6.37)%	44.72%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$132,819	$142,663
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment loss to average net assets (2,4)	(0.36)%	(0.38	)% (5)
Portfolio turnover rate	16%	30	% (6)

*	PFG Fidelity Institutional AM® Equity Index Strategy Fund commenced operations and trading on May 2, 2020.

(1)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Fidelity Institutional AM® Equity Sector Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$12.88	$10.00
Income/(loss) from investment operations:
Net investment loss (1,2)	(0.03)	(0.01)
Net realized and unrealized gain on investments	0.47	3.54
Total income from investment operations	0.44	3.53
Less distributions from:
Net investment income	(0.02)	(0.04)
Net realized gain	(0.92)	(0.61)
Total distributions from net investment income and net realized gains	(0.94)	(0.65)
Net asset value, end of year/period	$12.38	$12.88
Total return (3)	2.58%	35.91%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$224,395	$138,652
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment loss to average net assets (2,4)	(0.25)%	(0.08	)% (5)
Portfolio turnover rate	70%	189	% (6)

*	PFG Fidelity Institutional AM® Equity Sector Strategy Fund commenced operations and trading on May 2, 2020.

(1)	Net investment income/(loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Fidelity Institutional AM® Bond ESG Strategy Fund

Selected data based on a share outstanding throughout the period indicated.

Class R Shares
Period Ended
April 30,
2022*
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (1,2)	(0.01)
Net realized and unrealized loss on investments	(0.99)
Total loss from investment operations	(1.00)
Net asset value, end of period	$9.00
Total return (3)	(10.00)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$6,877
Ratio of expenses to average net assets (4,5)	2.06%
Ratio of net investment loss to average net assets (2,4,5)	(0.25)%
Portfolio turnover rate (6)	6%

*	PFG Fidelity Institutional AM® Bond ESG Strategy Fund commenced operations and trading on October 29, 2021.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG JP Morgan® Tactical Aggressive Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2022	2021	2020	2019		2018*
Net asset value, beginning of year/period	$13.22	$8.95	$9.98	$9.97		$10.00
Income/(loss) from investment operations:
Net investment income/(loss) (1,2)	0.14	(0.04)	0.01	(0.04)		(0.09)
Net realized and unrealized gain/(loss) on investments	(0.87)	4.31	(1.04)	0.34		0.06	(3)
Total income/(loss) from investment operations	(0.73)	4.27	(1.03)	0.30		(0.03)
Less distributions from:
Net investment income	(0.16)	—	—	—		—
Net realized gain	(0.53)	—	—	(0.25)		—
Return of capital	—	—	—	(0.04)		—
Total distributions from net realized gains and return of capital	(0.69)	—	—	(0.29)		—
Net asset value, end of year/period	$11.80	$13.22	$8.95	$9.98		$9.97
Total return (4)	(6.17)%	47.71%	(10.32)%	3.40	% (8)	(0.30)%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$249,759	$137,843	$71,413	$89,498		$86,033
Ratio of expenses to average net assets (5)	2.05%	2.05%	2.14%	2.03%		2.34	% (6)
Ratio of net investment income/(loss) to average net assets (2,5)	1.03%	(0.39)%	0.07%	(0.40)%		(2.22	)% (6)
Portfolio turnover rate	57%	42%	39%	116%		38	% (7)

*	PFG JP Morgan® Tactical Aggressive Strategy Fund commenced operations on December 11, 2017 and commenced trading on December 14, 2017.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(5)	Does not include the expenses of the investment companies in which the Fund invests.

(6)	Annualized.

(7)	Not annualized.

(8)	For the year ended April 30, 2019, the Fund received a reimbursement from affiliates. This reimbursement had no impact on the Fund’s total return.

PFG JP Morgan® Tactical Moderate Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2022	2021	2020	2019		2018*
Net asset value, beginning of year/period	$12.10	$9.32	$9.96	$9.80		$10.00
Income/(loss) from investment operations:
Net investment income/(loss) (1,2)	0.09	0.02	0.06	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.91)	2.80	(0.65)	0.18		(0.19)
Total income/(loss) from investment operations	(0.82)	2.82	(0.59)	0.16		(0.20)
Less distributions from:
Net investment income	(0.10)	(0.04)	(0.05)	(0.00	) (7)	—
Net realized gain	(0.66)	—	—	—		—
Total distributions from net investment income and return of capital	(0.76)	(0.04)	(0.05)	—		—
Net asset value, end of year/period	$10.52	$12.10	$9.32	$9.96		$9.80
Total return (3)	(7.49)%	30.29%	(6.00)%	1.68%		2.00%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$190,631	$168,096	$138,740	$148,742		$153,858
Ratio of expenses to average net assets (4)	2.05%	2.05%	2.09%	2.06%		2.26	% (5)
Ratio of net investment income/(loss) to average net assets (2,4)	0.74%	0.22%	0.56%	(0.16)%		0.80	% (5)
Portfolio turnover rate	76%	58%	60%	112%		0	% (6)

*	PFG JP Morgan® Tactical Moderate Strategy Fund commenced operations and trading on March 15, 2018.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.005.

PFG BNY Mellon Diversifier Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	April 30,		April 30,	April 30,	April 30,	April 30,
	2022		2021	2020	2019	2018*
Net asset value, beginning of year/period	$10.79		$9.63	$9.64	$9.67	$10.00
Income/(loss) from investment operations:
Net investment income (1,2)	0.07		0.01	0.07	0.14	0.02
Net realized and unrealized gain/(loss) on investments	(0.44)		1.16	0.07	(0.09)	(0.30)
Total income/(loss) from investment operations	(0.37)		1.17	0.14	0.05	(0.28)
Less distributions from:
Net investment income	—		(0.01)	(0.13)	(0.08)	(0.05)
Net realized gain	(0.37)		—	—	—	—
Return of capital	—		—	(0.02)	—	—
Total distributions from net investment income, net realized gains and return of capital	(0.37)		(0.01)	(0.15)	(0.08)	(0.05)
Net asset value, end of year/period	$10.05		$10.79	$9.63	$9.64	$9.67
Total return (3)	(3.64)%		12.14%	1.40%	0.60%	(2.80)%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$161,793		$124,937	$70,829	$61,653	$58,744
Ratio of expenses to average net assets (4)	2.05	% (5)	2.05%	2.19%	2.09%	2.44	% (5)
Ratio of net investment income/(loss) to average net assets (2,4)	0.65	% (5)	0.10%	0.67%	1.49%	0.50	% (5)
Portfolio turnover rate	19	% (6)	67%	22%	203%	1	% (6)

*	PFG BNY Mellon Diversifier Strategy Fund commenced operations on December 11, 2017 and commenced trading on December 14, 2017.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.005.

PFG MFS® Aggressive Growth Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	April 30,		April 30,	April 30,	April 30,	April 30,
	2022		2021	2020	2019	2018*
Net asset value, beginning of year/period	$13.23		$9.64	$10.52	$9.97	$10.00
Income/(loss) from investment operations:
Net investment loss (1,2)	(0.06)		(0.14)	(0.04)	—	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.39	) (7)	4.10	(0.68)	0.70	0.06
Total income/(loss) from investment operations	(0.45)		3.96	(0.72)	0.70	0.05
Less distributions from:
Net investment income	—		—	—	—	(0.08)
Net realized gain	(2.46)		(0.37)	(0.16)	(0.15)	—
Total distributions from net investment income and net realized gains	(2.46)		(0.37)	(0.16)	(0.15)	(0.08)
Net asset value, end of year/period	$10.32		$13.23	$9.64	$10.52	$9.97
Total return (3)	(5.81)%		41.39%	(7.10)%	7.34%	0.50%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$88,076		$168,971	$118,933	$118,749	$113,953
Ratio of expenses to average net assets (4)	2.05%		2.05%	2.09%	2.05%	2.23	% (5)
Ratio of net investment loss to average net assets (2,4)	(0.50)%		(1.18)%	(0.34)%	0.00%	(0.37	)% (5)
Portfolio turnover rate	30%		39%	7%	26%	0	% (6)

*	PFG MFS® Aggressive Growth Strategy Fund commenced operations on December 11, 2017 and commenced trading on December 14, 2017.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

(7)	Realized and unrealized gains and losses per share in this capiton are balancing amonts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transacation for the period.

PFG BR Equity ESG Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$13.86	$10.00
Income/(Loss) from investment operations:
Net investment loss (1,2)	(0.07)	(0.08)
Net realized and unrealized gain/(loss) on investments	(0.99)	4.26
Total income/(loss) from investment operations	(1.06)	4.18
Less distributions from:
Net realized gain	(1.42)	(0.32)
Total distributions from net investment income and return of capital	(1.42)	(0.32)
Net asset value, end of year/period	$11.38	$13.86
Total return (3)	(9.29)%	42.12%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$217,232	$136,925
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment loss to average net assets (2,4)	(0.53)%	(0.66	)% (5)
Portfolio turnover rate	48%	52	% (6)

*	PFG BR Equity ESG Strategy Fund commenced operations and trading on May 2, 2020.

(1)	Net investment income/(loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Janus Henderson® Balanced Strategy Fund

Selected data based on a share outstanding throughout the period indicated.

	Class R Shares
	Period Ended
	April 30,
	2022
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (1,2)	(0.00	) (7)
Net realized and unrealized loss on investments	(1.23)
Total loss from investment operations	(1.23)
Less distributions from:
Net investment loss	(0.04)
Total distributions from net investment income and net realized gains	(0.04)
Net asset value, end of period	$8.73
Total return (3)	(12.37)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$274,897
Ratio of expenses to average net assets (4)	2.05	% (5)
Ratio of net investment income/(loss) to average net assets (2,4)	(0.01	)% (5)
Portfolio turnover rate	4	% (6)

*	PFG Janus Henderson® Balanced Strategy Fund commenced operations and trading on October 29, 2021.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.005.

PFG Invesco® Thematic ESG Strategy Fund

Selected data based on a share outstanding throughout the period indicated.

	Class R Shares
	Period Ended
	April 30,
	2022
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (1,2)	(0.04)
Net realized and unrealized loss on investments	(2.33)
Total loss from investment operations	(2.37)
Less distributions from:
Net investment income	(0.02)
Total distributions from net investment income and net realized gains	(0.02)
Net asset value, end of period	$7.61
Total return (3)	(23.77)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$59,251
Ratio of expenses to average net assets (4)	2.05	% (5)
Ratio of net investment loss to average net assets (2,4)	(0.82	)% (5)
Portfolio turnover rate	7	% (6)

*	PFG Invesco® Thematic ESG Strategy Fund commenced operations and trading on October 29, 2021.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Meeder Tactical Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2022	2021	2020	2019	2018*
Net asset value, beginning of year/period	$11.34	$9.23	$9.93	$9.83	$10.00
Income/(loss) from investment operations:
Net investment income/(loss) (1,2)	0.06	(0.10)	(0.11)	(0.03)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.73)	2.32	(0.57)	0.15	(0.11)
Total income/(loss) from investment operations	(0.67)	2.22	(0.68)	0.12	(0.16)
Less distributions from:
Net investment income	—	—	—	(0.02)	(0.01)
Net realized gain	(0.23)	(0.11)	(0.02)	—	—
Total distributions from net investment income and net realized gains	(0.23)	(0.11)	(0.02)	(0.02)	(0.01)
Net asset value, end of year/period	$10.44	$11.34	$9.23	$9.93	$9.83
Total return (3)	(6.09)%	24.09%	(6.91)%	1.20%	1.57%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$119,009	$106,050	$96,604	$103,481	$100,881
Ratio of expenses to average net assets (4)	2.05%	2.05%	2.09%	2.04%	2.28	% (5)
Ratio of net investment income/(loss) to average net assets (2,4)	0.53%	(0.98)%	(1.07)%	(0.27)%	(1.25	)% (5)
Portfolio turnover rate	67%	19%	18%	23%	8	% (6)

*	PFG Meeder Tactical Strategy Fund commenced operations on December 11, 2017 and commenced trading on December 14, 2017.

(1)	Net investment income/(loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Tactical Income Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Period Ended
	April 30,	April 30,
	2022	2021*
Net asset value, beginning of year/period	$11.24	$10.00
Income/(loss) from investment operations:
Net investment income (1,2)	0.07	0.17
Net realized and unrealized gain/(loss) on investments	(0.75)	1.39
Total income/(loss) from investment operations	(0.68)	1.56
Less distributions from:
Net investment income	(0.13)	(0.14)
Net realized gain	(1.24)	(0.18)
Total distributions from net investment income and net realized gains	(1.37)	(0.32)
Net asset value, end of year/period	$9.19	$11.24
Total return (3)	(7.18)%	15.69%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$117,928	$116,538
Ratio of expenses to average net assets (4)	2.05%	2.05	% (5)
Ratio of net investment income to average net assets (2,4)	0.66%	1.59	% (5)
Portfolio turnover rate	104%	70	% (6)

*	PFG Tactical Income Strategy Fund commenced operations and trading on May 1, 2020.

(1)	Net investment income/(loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

PFG Active Core Bond Strategy Fund

Selected data based on a share outstanding throughout the year/period indicated.

	Class R Shares
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	April 30,	April 30,	April 30,		April 30,		April 30,
	2022	2021	2020		2019		2018*
Net asset value, beginning of year/period	$10.15	$9.98	$9.95		$9.77		$10.00
Income/(loss) from investment operations:
Net investment income(1,2)	0.07	0.18	0.19		0.15		0.02
Net realized and unrealized gain/(loss) on investments	(0.95)	0.27	0.07		0.12		(0.23)
Total income/(loss) from investment operations	(0.88)	0.45	0.26		0.27		(0.21)
Less distributions from:
Net investment income	(0.08)	(0.19)	(0.20)		(0.09)		(0.02)
Net realized gain	(0.28)	(0.09)	(0.03)		(0.00	) (7)	—
Return of capital	—	—	(0.00	) (7)	—		—
Total distributions from net investment income, net realized gains and return of capital	(0.36)	(0.28)	(0.23)		(0.09)		(0.02)
Net asset value, end of year/period	$8.91	$10.15	$9.98		$9.95		$9.77
Total return (3)	(9.00)%	4.43%	2.59%		2.78%		(2.12)%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$141,259	$169,153	$121,205		$68,594		$54,225
Ratio of expenses to average net assets (4)	2.05%	2.05%	2.12%		1.98%		2.67	% (5)
Ratio of net investment income to average net assets (2,4)	0.71%	1.78%	1.92%		1.50%		0.41	% (5)
Portfolio turnover rate	53%	64%	89%		38%		43	% (6)

*	PFG Active Core Bond Strategy Fund commenced operations on December 11, 2017 and commenced trading on December 14, 2017.

(1)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than one year are not annualized.

(4)	Does not include the expenses of the investment companies in which the Fund invests.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.005.

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PACIFIC FINANCIAL FUNDS

Adviser	Pacific Financial Group, LLC 11811 NE 1st Street, Suite 201 Bellevue, WA 98005
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

Additional information about the Funds is included in the Funds’ Statement of Additional Information (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year or fiscal period.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-451-TPFG or visit www.TPFG.com. You may also write to:

Pacific Financial Funds

c/o Ultimus Fund Solutions, LLC
Omaha, Nebraska 68154

or over night

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-21720

Pacific Financial Group Mutual Funds

Statement of Additional Information

August 29, 2022

1-888-451-TPFG

www.TPFG.com

 PACIFIC FINANCIAL GROUP MUTUAL FUNDS

PFG American Funds® Conservative Income Strategy Fund	Class R Shares PFCOX

PFG American Funds® Growth Strategy Fund	Class R Shares PFGGX

PFG Fidelity Institutional AM® Equity Index Strategy Fund	Class R Shares PFFFX

PFG Fidelity Institutional AM® Equity Sector Strategy Fund	Class R Shares PFFSX

PFG Fidelity Institutional AM® Bond ESG Strategy Fund	Class R Shares PFFBX

PFG JPMorgan® Tactical Aggressive Strategy Fund	Class R Shares PFSEX

PFG JPMorgan® Tactical Moderate Strategy Fund	Class R Shares PFJDX

PFG BNY Mellon Diversifier Strategy Fund	Class R Shares PFADX

PFG MFS® Aggressive Growth Strategy Fund	Class R Shares PFSMX

PFG BR Equity ESG Strategy Fund	Class R Shares PFESX

PFG Janus Henderson® Balanced Strategy Fund	Class R Shares PFJHX

PFG Invesco® Thematic Equity ESG Strategy Fund	Class R Shares PFIOX

PFG Meeder Tactical Strategy Fund	Class R Shares PFTEX

PFG Tactical Income Strategy Fund	Class R Shares PFTSX

PFG Active Core Bond Strategy Fund	Class R Shares PFDOX

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2022

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Pacific Financial Group Mutual Funds dated August 29, 2022, and the annual and semi-annual reports, copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, by calling 1-888-451-TPFG or at www.TPFG.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	1
INVESTMENT RESTRICTIONS	24
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	27
MANAGEMENT	28
CONTROL PERSONS AND PRINCIPAL HOLDERS	35
INVESTMENT ADVISER	40
THE DISTRIBUTOR	45
PORTFOLIO MANAGER	51
ALLOCATION OF PORTFOLIO BROKERAGE	53
PORTFOLIO TURNOVER	54
OTHER SERVICE PROVIDERS	55
CUSTODIAN	58
COMPLIANCE OFFICER	58
DESCRIPTION OF SHARES	58
ANTI-MONEY LAUNDERING PROGRAM	58
PURCHASE, REDEMPTION AND PRICING OF SHARES	59
TAX STATUS	63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
LEGAL COUNSEL	68
APPENDIX A	69

THE FUNDS

The Pacific Financial Group Mutual Funds is comprised of fifteen different, actively managed funds (each a “Fund”). The Funds are the PFG American Funds® Conservative Income Strategy, PFG American Funds® Growth Strategy, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Bond ESG Strategy, PFG JPMorgan® Tactical Aggressive Strategy, PFG JPMorgan® Tactical Moderate Strategy, PFG BNY Mellon Diversifier Strategy, PFG MFS® Aggressive Growth Strategy, PFG BR Equity ESG Strategy, PFG Janus Henderson® Balanced Strategy, PFG Invesco® Thematic Equity ESG Strategy, PFG Meeder Tactical Strategy, PFG Tactical Income Strategy, and PFG Active Core Bond Strategy, (the “PFG Fund Family” or the “Funds”)

Each Fund is a series of the Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). Pacific Financial Group, LLC, (the “Adviser”) serves as investment adviser to each Fund. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by that Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series consisting of one class of shares, Class R shares. Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. As each Fund is a fund of funds, the investment risks to each Fund are typically incurred through the securities held by the mutual funds and exchange traded funds in which each Fund invests (the “Underlying Funds”).

Asset-Backed Securities and Collateralized Debt Obligations

Asset-backed securities and collateralized debt obligations (“CDOs”) are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various

1

maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to an Underlying Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by that Underlying Fund, which would be taxed as ordinary income when distributed to the Underlying Fund’s shareholders, which would include Funds investing in that Underlying Fund.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Closed-End Investment Companies

Each Fund or Underlying Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as any of the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund or Underlying Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund or Underlying Fund will incur normal brokerage costs on such purchases similar to the expenses that Fund or Underlying Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund or Underlying Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, or in the opinion of an Underlying fund’s investment adviser, based on a consideration of the nature of that closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if that Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund or Underlying Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by that Fund or Underlying Fund will ever decrease. In fact, it is possible that this market discount may increase and that Fund or Underlying Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that Fund’s or Underlying Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by that Fund or Underlying Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by that Fund or Underlying Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging each closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. Each Fund’s or Underlying Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Fund or Underlying Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Commodities Instruments

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the

3

commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. Each Fund, and in most instances each Underlying Fund, may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or an Underlying Fund’s investment adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to that Fund or that Underlying Fund.

4

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund, and in most instances, each Underlying Fund, may invest directly in emerging market securities and purchase ADRs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by that Fund or by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund or an Underlying Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Each Fund or Underlying Fund may invest in equity securities, with a particular emphasis upon investments in common stock. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or an Underlying Fund’s

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investment adviser. As a result, the return and net asset value of a Fund or an Underlying Fund will fluctuate. Securities in that Fund’s portfolio, or in an Underlying Fund’s portfolio, may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund or Underlying Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

As noted in the Prospectus, the Funds may invest in exchange-traded funds (“ETFs”). Underlying Funds may also invest in ETFs.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund or Underlying Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a Fund’s adviser or Underlying Fund’s adviser believes it is in the Fund’s or Underlying Fund’s interest to do so. A Fund’s or Underlying Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund or Underlying Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund or Underlying Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although each Fund believes that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

When a Fund or Underlying Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, that Fund’s or Underlying Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund or Underlying Fund may be more heavily invested will vary

Foreign Currency Exchange Transactions

Each Fund may, directly or through investments in other Underlying Funds, engage in foreign currency exchange transactions. A Fund or an Underlying Fund enters into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract

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generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund’s or an Underlying Fund’s securities or in foreign exchange rate, or prevent loss if the prices of these securities should decline.

A Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

Each Fund may invest directly in foreign securities, in ADRs, and in Underlying Funds that hold a portfolio of foreign securities or ADRs. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund or Underlying Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund or an Underlying Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent each Fund’s or an Underlying Fund’s currency exchange transactions do not fully protect that Fund or an Underlying Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which that Fund or an Underlying Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of that Fund’s or an Underlying Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which that Fund or an Underlying Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of that Fund’s or an Underlying Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

The Funds or Underlying Funds may have exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Funds cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the

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LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

Each Fund, and in most instances, an Underlying Fund may engage in futures transactions. Typically, a Fund’s or Underlying Fund’s primary purpose in entering into futures contracts is to protect that Fund or Underlying Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund or Underlying Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund or Underlying Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund or Underlying Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund or Underlying Fund holds stocks and seeks to protect itself from a decrease in stock prices, that Fund or Underlying Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund or Underlying Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund or an Underlying Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund or an Underlying Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund or an Underlying Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s or an Underlying Fund’s interest rate futures contract will increase, thereby keeping the net asset value of that Fund or an Underlying Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund or an Underlying Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund or an Underlying Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund or an Underlying Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, that Fund or an Underlying Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to

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hold a futures position until the delivery date, regardless of changes in its value. As a result, that Fund’s or an Underlying Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although a Fund or an Underlying Fund may believe that the use of such contracts will benefit that Fund or an Underlying Fund, a Fund’s or an Underlying Fund’s overall performance could be worse than if that Fund or an Underlying Fund had not entered into futures contracts if the Adviser’s investment judgment, or the investment judgment of the Underlying Fund’s investment adviser, proves incorrect. For example, if a Fund or Underlying Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund or Underlying Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund or Underlying Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to that Fund or Underlying Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Adviser of the Funds expects that an Underlying Fund will only engage in futures transactions when it is believed by the investment adviser of an Underlying Fund that these risks are justified and will engage in futures transactions primarily for hedging purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund or an Underlying Fund will not match exactly that Fund’s or an Underlying Fund’s current or potential investments. A Fund or an Underlying Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of that Fund’s or an Underlying Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s or an Underlying Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s or an Underlying Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund or an Underlying Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s or an Underlying Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s or an Underlying Fund’s other investments.

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Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s or an Underlying Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund or an Underlying Fund, that may be entitled to return of margin owed to that Fund or an Underlying Fund only in proportion to the amount received by the FCM’s other customers. The Trust or an Underlying Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, where a Fund or an Underlying Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund or an Underlying Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund or an Underlying Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund or an Underlying Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s or an Underlying Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, that Fund’s or an Underlying Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

High Yield Securities

Each Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior

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indebtedness. If an issuer fails to pay principal or interest, a Fund or an Underlying Fund would experience a decrease in income and a decline in the market value of its investments. A Fund or an Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund or an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s or an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

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Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund or an Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

Each Fund and in most instances an Underlying Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund or an Underlying Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund or an Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust’s Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality. The investment adviser of an Underlying Fund may make similar determinations based on guidelines applicable to that investment adviser.

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Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or the investment adviser of an Underlying Fund to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s or Underlying Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

Each Fund or an Underlying Fund may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund or an Underlying Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund or an Underlying Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The Funds may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i)

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immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation pursuant to Section 12(d)(1)(F), provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

LIBOR Risk

Instruments in which an Underlying Fund invests may pay interest based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing.

Mortgage-Backed Securities

Each Fund and in most instances, an Underlying Fund, may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been

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issued by governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Each does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which each Fund or an Underlying Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. Each Fund or an Underlying Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund or an Underlying Fund may invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund or an Underlying Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every

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newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Each Fund or an Underlying Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the

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U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and a Fund or an Underlying Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not

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limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

Each Fund, and in most instances, an Underlying, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, each Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund or an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Funds Only)

Each Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

Each Fund and in most instances an Underlying Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for that Fund’s or an Underlying Fund’s portfolio and to generate income or gain for that Fund or an Underlying Fund. The ability of a Fund or an Underlying Fund to successfully utilize options will depend on the Adviser’s ability, or the ability of the Underlying Fund’s investment adviser, to predict pertinent market movements, which cannot be assured. A Fund or an Underlying Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Fund or an Underlying Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price

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fluctuations of the securities owned by that Fund or an Underlying Fund (and involved in the options) on that Fund’s or an Underlying Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which a Fund or an Underlying Fund writes (sells) will be covered or secured, which means that that Fund or an Underlying Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with that Fund or an Underlying Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When a Fund or an Underlying Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund or an Underlying Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a Fund or an Underlying Fund deposits U. S.. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund or an Underlying Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund or an Underlying Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by that Fund or an Underlying Fund. A Fund’s or an Underlying Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund’s or an Underlying Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund or an Underlying Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund’s or an Underlying Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

A Fund or Underlying Fund will write options on such portion of its portfolio as the Adviser or the adviser of the Underlying Fund determines is appropriate in seeking to attain that fund’s objective. A Fund or Underlying Fund will write options when the Adviser or the adviser of the Underlying Fund believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that that fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of each Fund or Underlying Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit a Fund or Underlying Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

Each Fund or an Underlying Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. A Fund or an Underlying Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund or an Underlying Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid.

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If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund or an Underlying Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser or the investment adviser of an Underlying Fund may incorrectly analyze the security, resulting in a loss to a Fund or an Underlying Fund. Furthermore, preferred stock dividends are not guaranteed and the Adviser or the investment adviser of an Underlying Fund can elect to forego the preferred dividend, resulting in a loss to that Fund or an Underlying Fund.

Real Estate Investment Trusts (“REITs”)

Each Fund, and in most instances an Underlying Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund or an Underlying Fund will indirectly bear its proportionate share of expenses incurred by REITs in which that Fund or an Underlying Fund invests in addition to the expenses incurred directly by that Fund or an Underlying Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;

●	infrequent or limited trading; and

●	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Each Fund, and in most instances, each Underlying Fund, may invest up to 25% of that Fund’s or Underlying Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short-

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term investment in which the purchaser (i.e., a Fund or an Underlying Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund or Underlying Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund or an Underlying Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund, and the Adviser expects that each Underlying Fund, intends to enter into repurchase agreements only with that fund’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser of the investment adviser of an Underlying Fund to be creditworthy. The Adviser, and the investment adviser of an Underlying Fund, monitors the creditworthiness of the banks and securities dealers with which a Fund or an Underlying Fund engages in repurchase transactions. A Fund or an Underlying may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of that fund’s net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund and in most instances an Underlying Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, a Fund or an Underlying Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. A Fund or an Underlying Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund or an Underlying Fund may enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of a Fund’s or an Underlying Fund’s assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund or an Underlying Fund may decline below the price at which that Fund or an Underlying Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, a Fund or an Underlying Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund, and the Adviser expects that an Underlying Fund, will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the investment adviser of the Underlying Fund.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund or an Underlying Fund under the 1940 Act. At the time a Fund or an Underlying Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with that Fund’s or an Underlying Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). A Fund or an Underlying Fund will monitor the account to ensure that the market value of the account equals the amount of that Fund’s or an Underlying Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or the investment adviser of an Underlying Fund might miscalculate their value resulting in a loss to a Fund or Underlying Fund. Another risk is the underlying common stock may not reach the Adviser’s or an Underlying Fund’s adviser’s anticipated price within the life of the right.

Securities Lending

For the purpose of achieving income, a Fund or an Underlying Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or

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cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund or an Underlying Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund or an Underlying Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund or an Underlying Fund.

Sovereign Obligations

Each Fund and in most instances an Underlying Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund or an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s or an Underlying Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund or an Underlying Fund purchases the principal portion of the STRIP, that Fund or an Underlying Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. A Fund or an Underlying Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, a Fund or an Underlying Fund may be required to liquidate other Fund or an Underlying Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, a Fund or an Underlying Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund and in most instances an Underlying Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations that a Fund or an Underlying Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund or an Underlying Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between that Fund or an Underlying Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund or an Underlying Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund or an

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Underlying Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s or an Underlying Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

Each Fund or an Underlying Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the FHLB and the Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

A Fund’s or an Underlying Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose a Fund or an Underlying Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser or the investment adviser of an Underlying Fund might miscalculate their value, resulting in a loss to a Fund or an Underlying Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s or an Underlying Fund’s adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

Each Fund or an Underlying Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s or an Underlying Funds’ custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund or an Underlying Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of that Fund’s or an Underlying Fund’s commitment. It may be expected that a Fund’s or an Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend, and the Adviser does not expect Underlying Funds, to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because each Fund and each Underlying Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund’s or Underlying Fund’s liquidity and the ability of the Adviser or the investment adviser of

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an Underlying Fund to manage them may be affected in the event a Fund’s or Underlying Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund or an Underlying Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund or an Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund or Underlying Fund on the settlement date. In these cases a Fund or an Underlying Fund may realize a taxable capital gain or loss. When a Fund or an Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund or Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund or Underlying Fund starting on the day that Fund or Underlying Fund agrees to purchase the securities. A Fund or Underlying Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of each Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of that Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Fund.

1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes

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of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. The Funds will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Funds will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Funds will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts, short sales and other permitted investment techniques.

It should be noted that the Funds will from time to time invest in some Underlying Funds which are in effect leveraged, meaning that the values of those investments will fluctuate, for example, twice as fast as an underlying index or asset class – such leverage involving the same kind of risk as investing on margin, but without the interest cost.

4. Illiquid Investments. No Fund will invest more than 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. 80% Investment Policy.

The PFG American Funds® Conservative Income Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in mutual funds that are part of the American Funds® complex of mutual funds.

The PFG American Funds® Growth Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in mutual funds that are part of the American Funds® complex of mutual funds.

The PFG Fidelity Institutional AM® Equity Index Strategy and PFG Fidelity Institutional AM® Equity Sector Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in Fidelity mutual funds and Fidelity exchange traded funds that primarily invest in equity securities of varying market capitalizations.

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The PFG Fidelity Institutional AM® Bond ESG Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Fidelity mutual funds and Fidelity exchange traded funds (“Fidelity Underlying Funds”) and Underlying Funds managed by investment advisers other than Fidelity (“Other Underlying Funds”) that emphasize Environmental, Social and Governance (ESG) factors in selecting securities, with each Fidelity Underlying Fund or Other Underlying Fund investing in fixed-income securities. In addition, the PFG Fidelity Institutional AM® Bond ESG Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Fidelity Underlying Funds.

The PFG JPMorgan® Tactical Aggressive Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds advised by J.P. Morgan® Investment Management Inc.

The PFG JPMorgan® Tactical Moderate Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds advised by J.P. Morgan® Investment Management Inc.

The PFG BNY Mellon® Diversifier Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds managed by BNY Mellon Investor Solutions, LLC.

The PFG MFS Aggressive Growth Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds managed by Massachusetts Financial Services Company.

The PFG BR Equity ESG Strategy adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in the shares of exchange traded funds that are part of the iShares® complex of ETFs and other ETFs managed by BlackRock Fund Advisors, LLC that emphasize Environmental, Social and Governance (ESG) considerations  in selecting securities and invest primarily in   U.S. equity securities, foreign equity securities and emerging market equity securities.

The PFG Janus Henderson® Balanced Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds advised by Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc, under normal market circumstances (“Janus Henderson Underlying Funds”), with each Janus Henderson Underlying Fund investing in equity and/or fixed-income securities, to obtain exposure to the broad equity and fixed income markets.

The PFG Invesco® Thematic ESG Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in mutual funds and exchange traded funds managed by Invesco Advisers, Inc. (“Invesco”), an indirect wholly-owned subsidiary of Invesco Ltd. (“Invesco Underlying Funds”), that emphasize Environmental, Social and Governance (ESG) factors in selecting securities, with each Invesco Underlying Fund investing in both U.S. and foreign equity securities of any capitalization.

The PFG Meeder Tactical Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in shares of mutual funds and exchange-traded funds managed by Meeder Investment Management Company.

The PFG Active Core Bond Strategy has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in bond instruments and shares of mutual funds and exchange-traded funds managed by Pacific Investment Management Company LLC (“PIMCO”), that primarily invest in bond instruments, under normal circumstances (“PIMCO Underlying Funds”).

Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in a Fund’s 80% investment policy.

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If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Funds’ assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds’ shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing or making available electronically, as applicable, its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period.

The quarterly portfolio holdings for each Fund will be posted on the Funds’ website, www.TPFG.com, within two weeks after the end of a quarter. The Funds may also choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently than quarterly on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and not to trade on any material non-public information.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings because that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	TPFG. TPFG is an affiliate of the Adviser. TPFG provides certain services to the Funds and their shareholders pursuant to an Administrative Services Agreement between TPFG and the Trust. In providing such services, TPFG may have access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

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●	The Bank of New York Mellon. The Bank of New York Mellon is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

●	Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

●	Counsel to the Independent Trustees. Counsel to the Funds’ Independent Trustees and its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six (6) individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

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Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl and five (5) additional Independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by its shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Adviser (the “Fund Complex”) and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is a Director of the Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida, Tampa FL. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk

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management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

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Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	15

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	15

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	15

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	15

Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

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Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017

Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020);

Vice President of The Ultimus Group, LLC (since 2019);

Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019);

Treasurer of the Trust
(2006-June 2017).

			N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017

Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020);

Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).

			N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017);

Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC

			N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021

Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds

(2014-2019).

			N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least annually. During the past fiscal year, the Audit Committee held ten meetings.

Compensation

Effective July 1, 2021, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $48,750, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust (the “Board”), for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board receives a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Prior to July 1, 2021, each Trustee who is not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $46,250, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $11,250 and the Audit Committee Chairman receives a quarterly fee of $8,750.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

None of the executive officers receive compensation from the Trust or under the Administrative Services Agreement, described below.

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The table below details the amount of compensation the Trustees received from each of the Funds during the fiscal year ended April 30, 2022.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	PFG American Funds® Conservative Income Strategy Fund	PFG American Funds® Growth Strategy Fund	PFG Fidelity Institutional AM® Equity Index Strategy Fund	PFG Fidelity Institutional AM® Equity Sector Strategy Fund	PFG Fidelity Institutional AM® Bond ESG Strategy Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
Anthony J. Hertl	$2,848.74	$2,848.74	$2,848.74	$2,848.74	None	None	None
Gary Lanzen	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None	None
Mark Taylor	$2,548.87	$2,548.87	$2,548.87	$2,548.87	None	None	None
John V. Palancia	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None	None
Mark D. Gersten	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None	None
Mark Garbin	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None	None

Name and Position	PFG JP Morgan® Tactical Aggressive Strategy Fund	PFG JP Morgan® Tactical Moderate Strategy Fund	PFG BNY Mellon® Diversifier Strategy Fund	PFG MFS® Aggressive Growth Strategy Fund	PFG BR Equity ESG Strategy Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
Anthony J. Hertl	$2,848.74	$2,848.74	$2,848.74	$2,848.74	$2,848.74	None	None
Gary Lanzen	$2,398.94	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None
Mark Taylor	$2,548.87	$2,548.87	$2,548.87	$2,548.87	$2,548.87	None	None
John V. Palancia	$2,398.94	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None
Mark D. Gersten	$2,398.94	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None
Mark Garbin	$2,398.94	$2,398.94	$2,398.94	$2,398.94	$2,398.94	None	None

Name and Position	PFG Janus Henderson® Balanced Strategy Fund*	PFG Invesco® Thematic Equity ESG Strategy Fund*	PFG Meeder Tactical Strategy Fund	PFG Tactical Income Strategy Fund	PFG Active Core Bond Strategy Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
Anthony J. Hertl	None	None	$2,848.74	$2,848.74	$2,848.74	None	None
Gary Lanzen	None	None	$2,398.94	$2,398.94	$2,398.94	None	None
Mark Taylor	None	None	$2,548.87	$2,548.87	$2,548.87	None	None
John V. Palancia	None	None	$2,398.94	$2,398.94	$2,398.94	None	None
Mark D. Gersten	None	None	$2,398.94	$2,398.94	$2,398.94	None	None
Mark Garbin	None	None	$2,398.94	$2,398.94	$2,398.94	None	None

*	Commenced operations in November 2021.

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Name of Trustee	Total Compensation from Fund Complex* Paid to Trustees
Anthony J. Hertl	$34,184.88
Gary Lanzen	$28,787.28
Mark Taylor	$30,586.44
John V. Palancia	$28,787.28
Mark D. Gersten	$28,787.28
Mark Garbin	$28,787.28

*	The term “Fund Complex” includes the fifteen Funds that comprise the series of the Northern Lights Fund Trust (“NLFT”) that are advised by the Adviser. There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitably among the series in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund Complex and the Trust as of April 30, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund Complex*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	$50,001-$100,000
Gary Lanzen	None	None
John V. Palancia	None	None
Mark Taylor	None	None
Mark D. Gersten	None	$10,001-$50,000
Mark Garbin	None	$50,001-$100,000

*	The term “Family of Investment Companies” includes all funds within the Trust and all funds within Northern Lights Variable Trust.

Management Ownership

As of August 2, 2022, the Trustees, as a group, owned less than 1.00% of the outstanding shares in the Fund Complex and less than 1.00% of the Trust’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of August 2, 2022, the following shareholders of record owned 5% or more of the outstanding shares of the Funds.

Name & Address	Shares	Percentage of Fund
PFG American Funds Growth
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	24,810,733	50.26%
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	10,407,375	21.08%
TD Ameritrade PO Box 2226 Omaha, NE 68103	4,142,772	8.39%

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Name & Address	Shares	Percentage of Fund
PFG American Funds Con Inc
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	9,223,909	43.75%
Charles Schwab and Co 211 Main Street San Francisco, CA 94105	5,455,324	25.88%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,740,313	8.25%

Name & Address	Shares	Percentage of Fund
PFG Fidelity Institutional AM® Equity Index Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	5,724,915	50.40%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,372,979	20.89%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,724,570	15.18%

Name & Address	Shares	Percentage of Fund
PFG Fidelity Institutional AM® Equity Sector Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	8,920,302	48.13%
Charles Schwab and Co 211 Main Street San Francisco, CA 94105	3,861,869	20.84%
TD Ameritrade PO Box 2226 Omaha, NE 68103	2,512,890	13.56%

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Name & Address	Shares	Percentage of Fund
PFG Fidelity Institutional AM® Bond
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	515,911	59.06%
Charles Schwab and Co 211 Main Street San Francisco, CA 94105	139,015	15.91%
TD Ameritrade PO Box 2226 Omaha, NE 68103	92,976	10.64%

Name & Address	Shares	Percentage of Fund
PFG JP Morgan® Tactical Aggressive Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	10,864,509	50.46%
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	3,665,096	17.02%
TD Ameritrade PO Box 2226 Omaha, NE 68103	2,334,518	10.84%

Name & Address	Shares	Percentage of Fund
PFG JP Morgan® Tactical Moderate Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	7,259,297	39.70%
Charles Schwab 211 Main Street San Francisco, CA 94105	3,279,009	17.93%
TD Ameritrade PO Box 2226 Omaha, NE 68103	2,135,384	11.68%

Name & Address	Shares	Percentage of Fund
PFG BNY Mellon® Diversifier Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	6,587,678	39.55%
Charles Schwab 211 Main Street San Francisco, CA 94105	3,173,830	19.06%
TD Ameritrade PO Box 2226 Omaha, NE 68103	2,179,047	13.08%

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Name & Address	Shares	Percentage of Fund
PFG MFS Aggressive Growth Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	3,878,063	47.95%
Charles Schwab and Co 211 Main Street San Francisco, CA 94105	1,967,931	24.33%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,121,819	13.87%

Name & Address	Shares	Percentage of Fund
PFG BR Equity ESG Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	9,227,401	48.28%
Charles Schwab 211 Main Street San Francisco, CA 94105	3,677,144	19.24%
TD Ameritrade PO Box 2226 Omaha, NE 68103	2,471,220	12.93%

Name & Address	Shares	Percentage of Fund
PFG Janus Henderson Bal Strat
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	12,791,604	41.60%
Charles Schwab 211 Main Street San Francisco, CA 94105	6,315,400	20.54%
TD Ameritrade PO Box 2226 Omaha, NE 68103	4,241,024	13.79%

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Name & Address	Shares	Percentage of Fund
PFG Invesco Thematic ESG Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	3,831,034	49.55%
Charles Schwab 211 Main Street San Francisco, CA 94105	1,505,067	19.47%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,200,271	15.53%

Name & Address	Shares	Percentage of Fund
PFG Meeder Tactical Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	4,718,806	42.29%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,300,971	20.62%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,828,409	16.38%

Name & Address	Shares	Percentage of Fund
PFG Tactical Income Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	4,766,120	34.40%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,389,702	17.25%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,638,126	11.82%

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Name & Address	Shares	Percentage of Fund
PFG Active Core Bond Strategy
Class R National Financial Services 499 Washington Blvd Jersey City, NJ 07310	6,531,007	49.53%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,384,455	18.08%
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,751,940	13.29%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Funds is Pacific Financial Group, LLC located at 1181 NE 1 st Street Suite 201 Bellevue, WA  98005. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Funds (together, the “Advisory Agreement”), the Adviser, subject to the oversight of the Board of the Trust, and in conformity with the stated policies of the Funds, manages the Funds. The Adviser is a wholly owned subsidiary of The Pacific Holdings Group, LLC, a Washington State limited liability company.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder; (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objectives, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, however, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

The Advisory Agreement for the PFG Fidelity Institutional AM® Bond ESG Strategy, PFG Janus Henderson® Balanced Strategy and PFG Invesco® Thematic Equity ESG Strategy was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on September 21 – 23, 2021.

The Advisory Agreement for the PFG JP Morgan Tactical Moderate Strategy Fund, PFG JP Morgan Tactical Aggressive Strategy Fund, PFG Meeder Tactical Strategy Fund, PFG BNY Mellon Diversifier Strategy Fund, PFG Active Core Bond Strategy Fund, PFG MFS® Aggressive Growth Strategy Fund, PFG American Funds® Growth Strategy Fund, PFG American Funds® Conservative Income Strategy Fund, PFG BR Equity ESG Strategy Fund, PFG Fidelity Institutional AM® Equity Sector Strategy Fund, PFG Fidelity Institutional AM® Equity

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Index Strategy Fund, and PFG Tactical Income Strategy Fund was approved by the Board of the Trust, including a majority of the Independent Trustees at a meeting held on November 9-10 &12 2021.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreements, expressed as a percentage of each Fund’s average daily net assets, computed daily and payable monthly:

FUND	TOTAL MANAGEMENT FEE
PFG American Funds Conservative Income Strategy	1.25%
PFG American Funds Growth Strategy	1.25%
PFG Fidelity Institutional AM Equity Index Strategy	1.25%
PFG Fidelity Institutional AM Equity Sector Strategy	1.25%
PFG Fidelity Institutional AM® Bond ESG Strategy	1.25%
PFG JPMorgan® Tactical Aggressive Strategy	1.25%
PFG JPMorgan® Tactical Moderate Strategy	1.25%
PFG BNY Mellon Diversifier Strategy	1.25%
PFG MFS Aggressive Growth Strategy	1.25%
PFG BR Equity ESG Strategy	1.25%
PFG Janus Henderson® Balanced Strategy	1.25%
PFG Invesco® Thematic Equity ESG Strategy	1.25%
PFG Meeder Tactical Strategy	1.25%
PFG Tactical Income Strategy	1.25%
PFG Active Core Bond Strategy	1.25%

The following table displays the advisory fees for the Funds during the fiscal period ended April 30, 2020:

FUND	Advisory Fees Incurred	Advisory Fees Waived
PFG JPMorgan® Tactical Aggressive Strategy	$1,064,687	$0
PFG JPMorgan® Tactical Moderate Strategy	$1,874,064	$0
PFG BNY Mellon Diversifier Strategy	$810,973	$0
PFG MFS Aggressive Growth Strategy	$1,542,770	$0
PFG Meeder Tactical Strategy	$1,330,047	$0
PFG Active Core Bond Strategy	$1,084,267	$0

The following table displays the advisory fees for the Funds during the fiscal period ended April 30, 2021:

FUND	Advisory Fees Incurred	Advisory Fees Waived
PFG American Funds Conservative Income Strategy	$1,709,864	$0
PFG American Funds Growth Strategy	$6,320,202	$0
PFG Fidelity Institutional AM Equity Index Strategy	$1,611,915	$0
PFG Fidelity Institutional AM Equity Sector Strategy	$1,397,235	$0
PFG JPMorgan® Tactical Aggressive Strategy	$1,359,254	$0
PFG JPMorgan® Tactical Moderate Strategy	$1,896,755	$0
PFG BNY Mellon Diversifier Strategy	$894,280	$0
PFG MFS Aggressive Growth Strategy	$2,095,686	$0
PFG BR Equity ESG Strategy	$1,351,273	$0
PFG Meeder Tactical Strategy	$1,298,195	$0
PFG Tactical Income Strategy	$1,024,816	$0
PFG Active Core Bond Strategy	$2,508,847	$0

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The following table displays the advisory fees for the Funds during the fiscal period ended April 30, 2022:

FUND	Advisory Fees Incurred	Advisory Fees Waived
PFG American Funds Conservative Income Strategy	$2,659,362	$0
PFG American Funds Growth Strategy	$9,039,149	$0
PFG Fidelity Institutional AM Equity Index Strategy	$1,760,543	$0
PFG Fidelity Institutional AM Equity Sector Strategy	$2,499,108	$0
PFG Fidelity Institutional AM® Bond ESG Strategy	$31,528	$0
PFG JPMorgan® Tactical Aggressive Strategy	$2,680,450	$0
PFG JPMorgan® Tactical Moderate Strategy	$2,401,289	$0
PFG BNY Mellon Diversifier Strategy	$2,031,431	$0
PFG MFS Aggressive Growth Strategy	$1,623,166	$0
PFG BR Equity ESG Strategy	$2,279,283	$0
PFG Meeder Tactical Strategy	$1,478,706	$0
PFG Janus Henderson® Balanced Strategy	$1,774,734	$0
PFG Invesco® Thematic ESG Strategy	$396,353	$0
PFG Tactical Income Strategy	$1,456,539	$0
PFG Active Core Bond Strategy	$1,816,315	$0

Under the Advisory Agreement, the amount of the annual advisory fee paid by each Fund to the Adviser is reduced, based on the total assets under management (“AUM”) of all Funds. The annual advisory fee is paid monthly and is equal to 1.25% of each Fund’s average daily assets, so long as total AUM of all Funds is less than $3 billion; the annual advisory fee is equal to 1.20% on that portion of each Fund’s average daily net assets, to the extent that total AUM of all Funds managed by the Adviser is greater than $3 billion. Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by either the Funds or in accordance with the terms of the Administrative Services Agreement, described below. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the Administrative Services Fee; (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) distribution expenses that the Fund is authorized to pay pursuant to its Rule 12b-1 Plan; (f) fees and expenses of other investment companies in which the Funds invests; and (g) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. An Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser may utilize information provided by a research provider about Underlying Funds in which the Funds invest. The information provided includes data and analysis about the Underlying Funds in which the Funds invest. For the following research providers, the Adviser or its affiliate receives compensation from the research provider, or from an affiliate of the research provider (collectively, “Research Provider”), in connection with services provided by the Research Provider to other businesses offered by the Adviser or its affiliate: Fidelity Institutional Wealth Advisor LLC, d/b/a Fidelity Institutional AM®; JP Morgan®; BNY Mellon®; MFS®; Janus Henderson®; Invesco®; Meeder; PIMCO®; and Counterpoint.

The receipt of compensation by the Adviser or its affiliate from a Research Provider, though received in connection with another business offered by the Adviser or its affiliate, creates a conflict of interest in the

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Adviser’s selection of a research provider to provide information to the Adviser in connection with the Adviser’s management of the Funds and the selection of Underlying Funds, as there is a financial incentive for the Adviser to select a research provider that participates in these other business arrangements. The Adviser seeks to mitigate this conflict by ensuring that any such compensation is reasonable, disclosing the conflict to investors, and monitoring the services provided by each Research Provider to ensure that the selection and retention of each Research Provider is and continues to be in the best interests of shareholders.

With respect to the PFG American Funds® Conservative Income Strategy and PFG American Funds® Growth Strategy, American Funds® is a registered service mark of American Fund Distributors, Inc. The mark is used by permission. No representation is made by American Fund Distributors, Inc., or by anyone affiliated with such entity, regarding the advisability of investing in the PFG American Funds® Conservative Income Strategy and PFG American Funds® Growth Strategy.

With respect to the PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, and PFG Fidelity Institutional AM® Bond ESG Strategy Fund, Fidelity Institutional AM® is a registered mark of FMR LLC. The mark is used by permission. No representation is made by FMR LLC, or by anyone affiliated with such entity, regarding the advisability of investing in PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Equity Index Strategy, or in PFG Fidelity Institutional AM® Bond ESG Strategy Fund.

With respect to PFG JP Morgan® Tactical Aggressive Strategy and PFG JP Morgan® Tactical Moderate Strategy, JPMorgan® is a trademark of J.P. Morgan® Chase & Co. Corporation. The mark is used by permission. No representation is made by J.P. Morgan® Chase & Co. Corporation, or by anyone affiliated with such entity, regarding the advisability of investing in PFG JP Morgan®® Tactical Aggressive Strategy and PFG JP Morgan®® Tactical Moderate Strategy.

With respect to the PFG BNY Mellon® Diversifier Strategy, BNY Mellon is a trademark of Bank of New York Mellon Corporation. The mark is used by permission. No representation is made by of Bank of New York Mellon Corporation, or by anyone affiliated with such entity, regarding the advisability of investing in PFG BNY Mellon Diversifier Strategy.

With respect to the PFG MFS® Aggressive Growth Strategy, MFS® is a registered mark of Massachusetts Financial Services Company. The mark is used by permission. No representation is made by Massachusetts Financial Services Company, or by anyone affiliated with such entity, regarding the advisability of investing in PFG MFS® Aggressive Growth Strategy.

With respect to the PFG Invesco® Thematic ESG Strategy, Invesco® is a trademark of Invesco Holding Company Limited. The mark is used by permission. No representation is made by of Invesco Holding Company Limited, Invesco Advisers, Inc., or by anyone affiliated with such entities, regarding the advisability of investing in PFG Invesco® Thematic ESG Strategy.

With respect to the Meeder Tactical Strategy, Meeder is a proprietary mark of Meeder Investment Management Company. The mark is used by permission. No representation is made by Meeder Investment Management Company, or by anyone affiliated with such entity, regarding the advisability of investing in Meeder Tactical Strategy.

With respect to the PFG Active Core Bond Strategy, PIMCO® is a registered mark of Pacific Investment Management Company LLC. The mark is used by permission. No representation is made by Pacific Investment Management Company LLC, or by anyone affiliated with such entity, regarding the advisability of investing in PFG Active Core Bond Strategy.

With respect to the PFG Tactical Income Strategy and PFG Janus Henderson® Balanced Strategy Fund, Janus Henderson® is a registered mark of Janus Capital Management LLC, an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”) and Counterpoint is a proprietary mark of Counterpoint

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Mutual Funds, LLC. The marks are used by permission. No representation is made by Janus Henderson or by Counterpoint Mutual Funds, LLC, or by anyone affiliated with either entity, regarding the advisability of investing in PFG Tactical Income Strategy or in PFG Janus Henderson® Balanced Strategy Fund.

Codes of Ethics

The Trust, the Adviser and the Distributor (as defined under the section entitled “The Distributor”) each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “17j-1 Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management (the “Officer Code”). The purpose behind the Officer Code’s is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Officer Code to an appropriate person or persons identified in the Officer Code; and (v) accountability for adherence to the Officer Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-888-451-TPFG and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

Administrative Services Agreement

Effective May 1, 2020, The Pacific Financial Group, Inc. (“TPFG), an affiliate of the Adviser, entered into an Administrative Services Agreement with the Trust (the “Administrative Services Agreement”). Under the terms of the Administrative Services Agreement, TPFG receives a fee from each Fund in an amount equal to 0.70% of the Fund’s average daily net assets. In exchange, TPFG is responsible to provide the following services and to pay for the following Fund expenses.

TPFG Services

The Funds are used to construct Model Portfolios, consisting solely of the Funds, which are purchased by the Funds’ shareholders. The shareholders are investment management clients of TPFG and are typically introduced to TPFG by a Financial Intermediary. In most, but not all, instances, the shareholders are participants in a retirement plan, regulated by the Employee Retirement Income Security Act of 1974 (ERISA) (29 U.S.C. §1001 et seq.) or by the Internal Revenue Code of 1986 (26 U.S.C. §1 et seq.), and the shareholders invest in the Model Portfolios through a self-directed brokerage account (“SDBA”) or a similar type of account made available by the retirement plan.

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Among the services provided to shareholders, by TPFG, under the Administrative Services Agreement, are: (i) assistance in opening an account in which the shareholder will invest in a Model Portfolio; (ii) providing analytical tools that enable the Financial Intermediary to assist the shareholder in identifying the shareholder’s investment objective and risk profile; (iii) educating, and responding to questions from, shareholders, or from Financial Intermediaries acting on behalf of a shareholder, about the Funds and the Model Portfolios; (iv) trading Model Portfolios on behalf of shareholders, and reconciling those trades, typically with the custodian of a retirement plan; (v) maintaining records of investments in Model Portfolios, the performance of Model Portfolios, and contributions to, and withdrawals from, Model Portfolios, for shareholders and for their Financial Intermediaries; and (vi) assisting in account maintenance, account closings, and account transfers, for shareholders. All of these services are in addition to the services provided by other Fund Service Providers, as described below.

TPFG Payments

In addition to providing services, TPFG is responsible to make the following payments, on behalf of the Funds: (a) the fees and certain expenses incurred in connection with the provision of Fund Administration, Fund Accounting and Fund Transfer Agent Services (as described below); (b) the fees and certain expenses of the Funds’ Custodian (as defined under the section entitled “Custodian”); (c) a portion of the payments to custodial platform providers and retirement plan administrators for certain custodial, recordkeeping and other services provided to Fund shareholders; (d) the charges and expenses of legal counsel and independent accountants for the Funds; (e) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor; (f) the fees of the Funds’ participation in any trade association of which the Trust may be a member; (g) the cost of fidelity and liability insurance; (h) the fees and expenses involved in maintaining registration of the Fund and of the Funds’ shares with the SEC, maintaining qualification of the Funds’ shares under state securities laws, and the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (i) expenses of shareholders and Trustees’ meetings; and (j) expenses of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to shareholders (collectively, “Fund Operating Expenses”).

Under the Administrative Services Agreement, Fund Operating Expenses do not include (i) advertising, promotion and other expenses incurred in connection with the sale or distribution of the Funds’ shares (including expenses that the Funds are authorized to pay pursuant to Rule 12b-1); (ii) brokerage fees and commissions; (iii) taxes; (iv) borrowing costs; (iv) fees and expenses of investment companies acquired by a Fund; (v) advisory fees payable to the Funds’ Adviser; and (vi) extraordinary or non-recurring expenses, such as litigation and indemnification expenses. TPFG’s role with respect to paying Fund Operating Expenses shall be as the paying agent, without responsibility (under the Administrative Services Agreement) for the manner of performance by the Funds’ service providers.

The Administrative Services Agreement will continue in effect for one (1) year and thereafter shall continue from year to year provided such continuance is approved at least annually by a vote of the majority of the Trustees. The Administrative Services Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the TPFG, or by holders of a majority of that Trust’s outstanding shares.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in

45

connection with the distribution of a Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to that Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds or provide services to Fund shareholders, and make payments to broker-dealers in accordance with the terms of the Funds’ Rule 12b-1 Plan, discussed below. In addition, the Distributor may enter into agreements with investment advisers, financial planners, banks, insurance companies and others, that provide services to Fund shareholders, and make payments in accordance with the terms of the Funds’ 12b-1 Plan. The fees of the Distributor as provided for in the Underwriting Agreement, and certain costs incurred by the Distributor, may also be paid from the Funds’ 12b-1 Plan fees.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2022:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
PFG American Funds® Conservative Income Strategy	$0	$0	$0	*
PFG American Funds® Growth Strategy	$0	$0	$0	*
PFG Fidelity Institutional AM® Equity Index Strategy	$0	$0	$0	*
PFG Fidelity Institutional AM® Equity Sector Strategy	$0	$0	$0	*
PFG Fidelity Institutional AM® Bond ESG Strategy	$0	$0	$0	*
PFG JPMorgan® Tactical Aggressive Strategy	$0	$0	$0	*
PFG JPMorgan® Tactical Moderate Strategy	$0	$0	$0	*
PFG BNY Mellon Diversifier Strategy	$0	$0	$0	*
PFG MFS Aggressive Growth Strategy	$0	$0	$0	*
PFG BR Equity ESG Strategy	$0	$0	$0	*
PFG Janus Henderson® Balanced Strategy	$0	$0	$0	*
PFG Invesco® Thematic Equity ESG Strategy	$0	$0	$0	*
PFG Meeder Tactical Strategy	$0	$0	$0	*
PFG Tactical Income Strategy	$0	$0	$0	*
PFG Active Core Bond Strategy	$0	$0	$0	*

*	The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

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The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2021:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
PFG American Funds® Conservative Income Strategy	$0	$0	$0	*
PFG American Funds® Growth Strategy	$0	$0	$0	*
PFG Fidelity Institutional AM® Equity Index Strategy	$0	$0	$0	*
PFG Fidelity Institutional AM® Equity Index Strategy	$0	$0	$0	*
PFG JPMorgan® Tactical Aggressive Strategy	$0	$0	$0	*
PFG JPMorgan® Tactical Moderate Strategy	$0	$0	$0	*
PFG BNY Mellon Diversifier Strategy	$0	$0	$0	*
PFG MFS Aggressive Growth Strategy	$0	$0	$0	*
PFG Meeder Tactical Strategy	$0	$0	$0	*
PFG BR Equity ESG Strategy	$0	$0	$0	*
PFG Tactical Income Strategy	$0	$0	$0	*
PFG Active Core Bond Strategy	$0	$0	$0	*

*	The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2020:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
PFG JPMorgan® Tactical Aggressive Strategy	$0	$0	$0	*
PFG JPMorgan® Tactical Moderate Strategy	$0	$0	$0	*
PFG BNY Mellon® Diversifier Strategy	$0	$0	$0	*
PFG MFS Aggressive Growth Strategy	$0	$0	$0	*
PFG Meeder Tactical Strategy	$0	$0	$0	*
PFG Active Core Bond Strategy	$0	$0	$0	*

*	The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and make payments to broker-dealers in accordance with the terms of the Funds’ Rule 12b-1 Plan, discussed below. The fees of the Distributor as provided for in the Underwriting Agreement, and certain costs incurred by the Distributor, may also be paid from the Funds’ 12b-1 Plan fees.

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Rule 12b-1 Plan

The Trust, on behalf of the Funds, has adopted the Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s (the “Plan”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plan, a distribution and shareholder servicing fee at the rate of up to 0.25%, however limited by the Board to 0.10% of the Fund’s average daily net assets attributable to Class R shares. Such fees shall be based upon the Fund’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor.

The Plan authorizes payments to the Distributor and other entities for services provided and the expenses borne by the Distributor and others, such as custodial platform providers and retirement plan administrators (“Platforms”), in the distribution of Fund shares and in the servicing of Fund shareholders. For the Distributor, such services and expenses include overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. For Platforms, the Plan permits the payment of fees charged by Platforms for distribution services provided in connection with Fund shares and custodial, recordkeeping and other services provided to Fund shareholders.

For financial intermediaries, such as brokers, investment advisers, financial planners, banks, insurance companies and others, including their respective representatives (collectively, “Financial Intermediaries”), Plan fees may be used for payment of shareholder services, such as shareholder account administrative services, and marketing support, which may include access to, or financial support for, sales meetings; access to sales representatives and Financial Intermediary management representatives; inclusion of the Funds on a sales list, including a preferred or select sales list; printing and distribution of sales literature and advertising materials; or participation in other sales programs. If you work with a Financial Intermediary in investing in the Funds, the Financial Intermediary may receive 12b-1 fees from the Distributor, for the marketing support and shareholder services provided by the Financial Intermediary.

Further, the Distributor arranges for custodial platform providers and retirement plan administrators to provide distribution services in connection with Fund shares and custodial, recordkeeping and other services to Fund shareholders.

The Distributor is required to provide a written report, at least quarterly, to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Funds’ Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to recipients.

The initial term of the Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of each Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the

48

Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The following tables display the allocated distribution related fees pursuant to the Plan, the Funds paid during the fiscal period ended April 30, 20201

	PFG JP Morgan Tactical Aggressive Strategy	PFG JP Morgan® Tactical Moderate Strategy	PFG BNY Mellon® Diversifier Strategy	PFG Meeder Tactical Strategy	PFG MFS Aggressive Growth Strategy	PFG Active Core Bond Strategy
Advertising/Marketing	None	None	None	None	None	None
Printing/Postage	None	None	None	None	None	None
Payment to distributor	$9,098	$16,120	$7,082	$11,364	$13,322	$9,889
Payment to dealers	$983	$2,508	$1,736	$3,339	$1,232	$462
Compensation to sales personnel	None	None	None	None	None	None
Other	$202,856	$356,185	$153,377	$251,306	$294,000	$206,502
Total	$212,937	$374,813	$162,195	$266,009	$308,554	$216,853

[1]	Effective May 1, 2020, the Funds’ 12b-1 fee was reduced from 0.25% to 0.10%.

The following tables display the allocated distribution related fees pursuant to the Plan, the Funds paid during the fiscal period ended April 30, 20211

	PFG American Funds® Conservative Income Strategy	PFG American Funds® Growth Strategy	PFG Fidelity Institutional AM® Equity Index Strategy	PFG Fidelity Institutional AM® Equity Sector Strategy
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$14,239	$52,784	$13,447	$11,648
Payment to dealers	$570	$2,357	$746	$579
Compensation to sales personnel	None	None	None	None
Other	$121,980	$450,475	$114,760	$99,552
Total	$136,789	$505,616	$128,953	$111,779

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	PFG JPMorgan® Tactical Aggressive Strategy	PFG JPMorgan® Tactical Moderate Strategy	PFG BNY Mellon Diversifier Strategy	PFG MFS® Aggressive Growth Strategy
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$11,347	$15,848	$7,561	$17,504
Payment to dealers	$558	$663	$325	$800
Compensation to sales personnel	None	None	None	None
Other	$96,835	$135,229	$63,656	$149,351
Total	$108,740	$151,740	$71,542	$167,655

	PFG BR Equity ESG Strategy	PFG Meeder Tactical Strategy	PFG Tactical Income Strategy	PFG Active Core Bond Strategy
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$11,259	$10,848	$8,571	$20,966
Payment to dealers	$545	$549	$257	$691
Compensation to sales personnel	None	None	None	None
Other	$96,298	$92,459	$73,157	$179,050
Total	$108,102	$103,856	$81,985	$200,707

[1]	Effective May 1, 2020, the Funds’ 12b-1 fee was reduced from 0.25% to 0.10%.

The following tables display the allocated distribution related fees pursuant to the Plan, the Funds paid during the fiscal period ended April 30, 2022

	PFG American Funds® Conservative Income Strategy	PFG American Funds® Growth Strategy	PFG Fidelity Institutional AM® Equity Index Strategy	PFG Fidelity Institutional AM® Equity Sector Strategy	PFG Fidelity Institutional AM® Bond ESG Strategy
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$19,113	$64,645	$12,585	$18,034	$237
Payment to dealers	$709	$4,065	$1,003	$964	$1
Compensation to sales personnel	None	None	None	None	None
Other	$192,961	$654,536	$126,891	$180,967	$2,465
Total	$212,783	$723,246	$140,479	$199,965	$2,703

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	PFG JPMorgan® Tactical Aggressive Strategy	PFG JPMorgan® Tactical Moderate Strategy	PFG BNY Mellon Diversifier Strategy	PFG MFS® Aggressive Growth Strategy	PFG BR Equity ESG Strategy
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$19,379	$17,263	$14,597	$11,593	$16,473
Payment to dealers	$724	$924	$926	$615	$879
Compensation to sales personnel	None	None	None	None	None
Other	$194,374	$173,949	$147,018	$117,662	$165,025
Total	$214,477	$192,136	$162,541	$129,870	$182,377

	PFG Janus Henderson® Balanced Strategy	PFG Invesco® Thematic Equity ESG Strategy	PFG Meeder Tactical Strategy	PFG Tactical Income Strategy	PFG Active Core Bond Strategy
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$13,035	$2,905	$10,622	$10,477	$13,072
Payment to dealers	$685	$189	$737	$617	$561
Compensation to sales personnel	None	None	None	None	None
Other	$128,299	$28,624	$106,958	$105,448	$131,693
Total	$142,019	$31,718	$118,317	$116,542	$145,326

PORTFOLIO MANAGER

Mr. Daniel Helmick is the Portfolio Manager of the Funds and is responsible for the day-to-day management of the Funds. As of July 31, 2022, he was responsible for the management of the following types of accounts in addition to the PFG Funds:

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Daniel Helmick
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	4,443	$764,527,152	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and

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attention being devoted to one or more of the Funds and other accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as a Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manger’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

The Adviser has adopted the following policies and practices to meet the Adviser’s fiduciary obligations and to ensure that the Adviser’s trading practices are fair to all funds, clients, and accounts and that no fund, client, or account is advantaged or disadvantaged over any other:

Aggregation. The Adviser’s policy is to aggregate transactions where possible and when advantageous. Typically, trades on behalf of the Funds are aggregated, but Fund trades are not typically aggregated with trades on behalf of other accounts or clients, since Fund trades are executed through a different broker than trades executed on behalf of other accounts or clients, who select the broker for trade execution. When Fund trades are aggregated, Funds participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. Transactions for the Adviser, its employees, or principals (“proprietary accounts”) are not aggregated with trades executed on behalf of a Fund.

Allocation. The Adviser’s policy prohibits any allocation of trades in a manner that its proprietary accounts, affiliated accounts, or any particular fund, client or account, or group of funds, clients or accounts receive more favorable treatment than others. As previously noted, transactions for other accounts or clients, and transactions for proprietary accounts, are not aggregated with Fund trades.

IPOs. In the event that the Adviser participates in any initial public offerings (“IPOs”), its policy and practice is to allocate IPO shares fairly and equitably among its funds, clients, and accounts according to a specific and consistent basis so as not to advantage any firm, personal, or related account and so as not to favor or disfavor particular funds, clients, or accounts over others.

Compensation.

The portfolio manager receives a salary that is consistent with industry standards. Additionally, he receives a bonus based on aggregate portfolio performance. This bonus is based upon all portfolios and Funds’ performance on a combined basis so as to eliminate an over-emphasis on any one area. The bonus is calculated based upon the portfolio group’s performance over and above the various benchmarks applied to the portfolios. Additionally, the portfolio manager participates in an employer matched 401(k) plan.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in each Fund as of April 30, 2022.

Fund	Dollar Range of Equity Securities in the Fund
Mr. Daniel Helmick
PFG American Funds® Conservative Income Strategy	None
PFG American Funds® Growth Strategy	None
PFG Fidelity Institutional AM® Equity Index Strategy	None
PFG Fidelity Institutional AM® Equity Sector Strategy	None
PFG Fidelity Institutional AM® Bond ESG Strategy	None
PFG JP Morgan® Tactical Aggressive Strategy	None
PFG JPMorgan® Tactical Moderate Strategy	None
PFG BNY Mellon Diversifier Strategy	None
PFG MFS Aggressive Growth Strategy	None
PFG BR Equity ESG Strategy	None
PFG Janus Henderson® Balanced Strategy	None
PFG Invesco® Thematic Equity ESG Strategy	None
PFG Meeder Tactical Strategy	None
PFG Tactical Income Strategy	None
PFG Active Core Bond Strategy	None

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●      the best net price available;

●      the reliability, integrity and financial condition of the broker or dealer;

●      the size of and difficulty in executing the order; and

●      the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

These factors, along with efficiency and quality of service, as well as the nature of Fund trading, have led the Adviser to select a single broker for Fund trading.

The brokers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. Commissions generated from executing a transaction on behalf of one Fund may be used to pay for brokerage, research and other services provided to other Funds. Further, the use of the Funds’ commissions to pay for brokerage, research and other services provides a benefit to the Adviser, as the Adviser is able to avoid the costs of paying for such services. This creates a conflict of interest for the Adviser, as the Adviser has a financial incentive to select brokers that provide such services that benefit the Adviser.

For the fiscal period ended April 30, 2020, the Funds incurred the following in brokerage commissions:

Fund	Brokerage Commissions
PFG JP Morgan® Tactical Aggressive Strategy	$9,951
PFG JP Morgan® Tactical Moderate Strategy	$22,312
PFG BNY Mellon Diversifier Strategy	$329
PFG MFS Aggressive Growth Strategy	$4,876
PFG Meeder Tactical Strategy	$0
PFG Active Core Bond Strategy	$6,982

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For the fiscal period ended April 30, 2021, the Funds incurred the following in brokerage commissions:

Fund	Brokerage Commissions
PFG American Funds® Conservative Income Strategy	$8,775
PFG American Funds® Growth Strategy	$11,482
PFG Fidelity Institutional AM® Equity Index Strategy	$2,975
PFG Fidelity Institutional AM® Equity Sector Strategy	$151,756
PFG JP Morgan® Tactical Aggressive Strategy	$13,771
PFG JP Morgan® Tactical Moderate Strategy	$22,506
PFG BNY Mellon Diversifier Strategy	$135
PFG MFS Aggressive Growth Strategy	$12,030
PFG BR Equity ESG Strategy	$59,583
PFG Meeder Tactical Strategy	$0
PFG Tactical Income Strategy	$21,985
PFG Active Core Bond Strategy	$4,201

For the fiscal period ended April 30, 2022, the Funds incurred the following in brokerage commissions:

Fund	Brokerage Commissions
PFG American Funds® Conservative Income Strategy	$4,679
PFG American Funds® Growth Strategy	$4,096
PFG Fidelity Institutional AM® Equity Index Strategy	$1,630
PFG Fidelity Institutional AM® Equity Sector Strategy	$76,424
PFG Fidelity Institutional AM® Bond ESG Strategy	$1,135
PFG JP Morgan® Tactical Aggressive Strategy	$39,137
PFG JP Morgan® Tactical Moderate Strategy	$28,816
PFG BNY Mellon Diversifier Strategy	$209
PFG MFS Aggressive Growth Strategy	$10,989
PFG BR Equity ESG Strategy	$66,213
PFG Janus Henderson Balanced Strategy	$11,768
PFG Invesco® Thematic ESG Strategy	$24,051
PFG Meeder Tactical Strategy	$0
PFG Tactical Income Strategy	$27,049
PFG Active Core Bond Strategy	$3,543

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by that Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

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For the fiscal period ended April 30, 2021, the Funds’ portfolio turnover rate was:

Fund
PFG American Funds® Conservative Income Strategy	52%
PFG American Funds® Growth Strategy	33%
PFG Fidelity Institutional AM® Equity Index Strategy	30%
PFG Fidelity Institutional AM® Equity Sector Strategy	189%
PFG JP Morgan® Tactical Aggressive Strategy	42%
PFG JP Morgan® Tactical Moderate Strategy	58%
PFG BNY Mellon Diversifier Strategy	67%
PFG MFS® Aggressive Growth Strategy	39%
PFG BR Equity ESG Strategy	52%
PFG Meeder Tactical Strategy	19%
PFG Tactical Income Strategy	70%
PFG Active Core Bond Strategy	64%

For the fiscal period ended April 30, 2022, the Funds’ portfolio turnover rate was:

Fund
PFG American Funds® Conservative Income Strategy	34%
PFG American Funds® Growth Strategy	25%
PFG Fidelity Institutional AM® Equity Index Strategy	16%
PFG Fidelity Institutional AM® Equity Sector Strategy	70%
PFG Fidelity Institutional AM® Bond ESG Strategy	6%
PFG JP Morgan® Tactical Aggressive Strategy	57%
PFG JP Morgan® Tactical Moderate Strategy	76%
PFG BNY Mellon Diversifier Strategy	19%
PFG MFS® Aggressive Growth Strategy	30%
PFG BR Equity ESG Strategy	48%
PFG Janus Henderson® Balanced Strategy	4%
PFG Invesco® Thematic ESG Strategy	7%
PFG Meeder Tactical Strategy	67%
PFG Tactical Income Strategy	104%
PFG Active Core Bond Strategy	53%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC, (“UFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Services Agreement”) with the Trust and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (“NLCS”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result

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of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Services Agreement between the Trust and UFS became effective on June 22, 2011 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Services Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Services Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Services Agreement.

Under the Services Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with each Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the services rendered to the Funds by UFS, UFS receives the greater of an annual minimum fee or an asset based fee that will be calculated based upon the average net assets of all of the Funds’ for the previous month. UFS also receives payment for any out-of-pocket expenses. Under the Administrative Services Agreement, TPFG is responsible to make these payments to UFS.

UFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Services Agreement. Under the Services Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

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For the fiscal period ended April 30, 2020, the Funds paid the following for administrative, fund accounting, transfer, dividend disbursing and shareholder servicing agent fees:

Fund
PFG BNY Mellon Diversifier Strategy	$66,030
PFG JPMorgan® Tactical Aggressive Strategy	$76,487
PFG JPMorgan® Tactical Moderate Strategy	$121,990
PFG Meeder Tactical Strategy	$91,677
PFG MFS Aggressive Growth Strategy	$102,874
PFG Active Core Bond Strategy	$77,281

For the fiscal period ended April 30, 2021, the Funds paid the following amounts to TPFG pursuant to the Administrative Services Agreement for the provision of certain services and payment of operating expenses for the Funds:

Fund
PFG American Funds® Conservative Income Strategy	$957,748
PFG American Funds® Growth Strategy	$3,539,463
PFG Fidelity Institutional AM® Equity Index Strategy	$903,753
PFG Fidelity Institutional AM® Equity Sector Strategy	$783,021
PFG JP Morgan® Tactical Aggressive Strategy	$761,677
PFG JP Morgan® Tactical Moderate Strategy	$1,062,951
PFG BNY Mellon Diversifier Strategy	$501,922
PFG MFS® Aggressive Growth Strategy	$1,174,184
PFG BR Equity ESG Strategy	$756,713
PFG Meeder Tactical Strategy	$728,162
PFG Tactical Income Strategy	$574,453
PFG Active Core Bond Strategy	$1,405,632

For the fiscal period ended April 30, 2022, the Funds paid the following amounts to TPFG pursuant to the Administrative Services Agreement for the provision of certain services and payment of operating expenses for the Funds:

Fund
PFG American Funds® Conservative Income Strategy	$1,490,041
PFG American Funds® Growth Strategy	$5,063,150
PFG Fidelity Institutional AM® Equity Index Strategy	$986,818
PFG Fidelity Institutional AM® Equity Sector Strategy	$1,400,100
PFG Fidelity Institutional AM® Bond ESG Strategy	$17,660
PFG JP Morgan® Tactical Aggressive Strategy	$1,501,670
PFG JP Morgan® Tactical Moderate Strategy	$1,345,576
PFG BNY Mellon Diversifier Strategy	$1,138,351
PFG MFS® Aggressive Growth Strategy	$909,683
PFG BR Equity ESG Strategy	$1,276,634
PFG Meeder Tactical Strategy	$828,815
PFG Janus Henderson® Balanced Strategy	$994,286
PFG Invesco® Thematic ESG Strategy	$222,022
PFG Tactical Income Strategy	$816,402
PFG Active Core Bond Strategy	$1,017,832

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Custodian

Bank of New York Mellon (“BONY” or the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Funds.  BONY responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

UFS serves as “Custody Administrator” under the Funds’ Custody Agreement with BONY, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions. For these services, UFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement. Fees under the Custody Agreement are paid by TPFG, under the Administrative Services Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC, at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to a Fund, NLCS receives an annual fixed fee and an asset based fee, which scales downward based upon that Fund’s net assets. NLCS also receives payment for any out-of-pocket expenses. Under the Administrative Services Agreement, TPFG is responsible to make these payments to NLCS.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation

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of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons, and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” NAV of each Fund’s shares is determined by dividing the total value of that Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of that Fund.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect

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market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities a Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund’s shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers or representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is

60

available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of a Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

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Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the NYSE will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder’s shares of that Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by that Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How To Redeem Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

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Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Pacific Financial Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or overnight to

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Investment company taxable income generally includes dividends, interest and other income, less certain allowable expenses, and it also includes any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of April 30, 2022, the Funds had no capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards.

Each Fund intends to distribute all of its investment company taxable income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made at least annually, no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

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To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations, and distributions to shareholders, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

A Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code, but should consult their own tax advisers about the tax consequences of investing in a Fund, including potential taxation of unrelated business taxable income.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income or “qualified dividend income” (as described below). In most cases a Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Dividends paid by a Fund to an individual shareholder, to the extent such dividends are attributable to “qualified dividend income” received by the Fund from U.S. corporations (and certain foreign corporations), may qualify for taxation at the long-term capital gains rate available to individuals on qualified dividend income. Furthermore, dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may qualify for a dividends received deduction.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income distributions and capital gain dividends, as well as gains from redemption of Fund shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds

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certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a

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shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to the dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was originally issued, even though the holder receives no interest payment in cash on the security during the year. In addition, other debt instruments, such as pay-in-kind securities, may give rise to income under the original issue discount rules, which income is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the

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debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in a Fund.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen and Company, Ltd., located at 1350 Euclid Ave # 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700 Columbus, Ohio 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended April 30, 2022. You can obtain a copy of the Funds’ Annual Report without charge by calling the Fund at 1-888-451-TPFG.

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APPENDIX A

PROXY VOTING POLICES AND PROCEDURES

PACIFIC FINANCIAL GROUP, LLC

Proxy Voting

Adopted: 3/1/2019

Last Reviewed: 5/17/2022

Application

This policy outlines the policies and procedures of the Firm relevant to the voting of proxies for retail investors as well as the funds advised by the Firm. Each of the Firm’s portfolio managers, traders and compliance personnel are required to comply with this policy. Unless stated otherwise, this policy applies to The Pacific Financial Group, Inc. (“TPFG”) and Pacific Financial Group, LLC (“PFG”).

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Division of Investment Management has provided guidance about investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Policy

TPFG Proxy Policy

●	TPFG, as a matter of policy does not vote client proxies, nor does it recommend to clients how they should vote proxies for portfolio securities.

PFG Proxy Policy

●	When serving as the adviser to the Pacific Funds, PFG will vote proxies in the best interest of the Pacific Funds in accordance with these procedures.

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Responsibility

The Chief Investment Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The Firm has adopted procedures to implement its policy and reviews and monitors its procedures to ensure the Firm’s policy is observed, implemented properly and amended or updated. The Firm will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy.

TPFG Retail Client Proxy Voting Policy:

●	TPFG does not as a matter of practice vote proxies for its retail clients. In the event TPFG changes its practice, TPFG will revise these policies to ensure the TPFG’s proxy voting practices comport with applicable regulations and that such voting is in the client’s best interest.

PFG Fund Proxy Voting Policy:

●	PFG serves as the adviser to the Pacific Family of Mutual Funds (the “Pacific Funds” or “Funds”) which are open-end mutual funds under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are funds of funds meaning they invest primarily in other mutual funds and exchange traded funds. The Funds do not invest in individual equities. If the Funds were to invest in individual equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to individual equities to the extent different than these policies.

●	As the adviser to the Pacific Funds, PFG seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted “in the same proportion as the vote of all other holders of such security” (“echo” or “mirror” voting). Accordingly, when voting proxies for the Funds, PFG will vote in the same proportion as all other voting shareholders of the underlying funds.

●	The Funds proxy vote is submitted by mail with a copy of the ballot and cover letter with “mirror voting” instructions. A record of all votes are maintained and used to compile Form N-PX. This form contains the relevant information to identify the securities issuer, ticker, CUSIP or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, and whether PFG voted on the matter, a summary of the vote cast (i.e. noting mirror voting).

●	PFG’s proxy voting policy is reviewed and tested for compliance with these policies at least annually and the results of the review are documented as part of the PFG’s annual review and required books and records.

Record Keeping

The Firm’s Chief Investment Officer or designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Firm’s Books and Records requirements.

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